UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-22211

______________________________________________

IVA FIDUCIARY TRUST

______________________________________________________________________

(Exact name of registrant as specified in charter)

717 Fifth Avenue, 10th Floor, New York, NY 10022

______________________________________________________________________

(Address of principal executive offices) (zip code)

Michael W. Malafronte International Value Advisers, LLC 717 Fifth Avenue 10th Floor New York, NY 10022

(Name and address of agent for service)

Copy to:

Clair Pagnano, Esq.
K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111-2950

Brian F. Link, Esq.
State Street Bank and Trust Company
Mail Code: JHT 1732
200 Clarendon Street
Boston, MA 02116

Registrant’s telephone number, including area code:  (212) 584-3570

Date of fiscal year end:  September 30

Date of reporting period:  September 30, 2011

Item 1.  Report to Shareholders.

IVA Worldwide Fund

IVA International Fund

Annual Report

September 30, 2011

An investment in the Funds is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Advised by International Value Advisers, LLC

Contents	IVA Funds

2	An Owner’s Manual
3	Letter from the President
4	Letter from the Portfolio Managers
6	Management’s Discussion of Fund Performance
IVA Worldwide Fund
8 9 10	Performance Portfolio Composition Schedule of Investments
IVA International Fund
18 19 20	Performance Portfolio Composition Schedule of Investments
27	Statements of Assets and Liabilities
28	Statements of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
36	Notes to Financial Statements
45	Report of Independent Registered Public Accounting Firm
46	Trustees and Officers
48	Additional Information
51	Fund Expenses
52	Important Tax Information

An Owner’s Manual	IVA Funds

An Atypical Investment Strategy

We manage both the IVA Worldwide and IVA International Funds with a dual attempt that is unusual in the mutual fund world: in the short-term (12-18 months), our attempt is to try to preserve capital, while in the longer-term (5-10 years, i.e., over a full economic cycle), we attempt to perform better than the MSCI All Country World Index in the case of your IVA Worldwide Fund and the MSCI All Country World Ex-U.S. Index in the case of your IVA International Fund.

The Worldwide Fund is typically used by investors who are looking for an “all weather fund” where we are given the latitude to decide how much we should have in the U.S. versus outside the U.S. The International Fund is typically used by investors who practice asset allocation and want to decide for themselves how much should be allocated to a domestic manager and how much should be allocated to a pure “international” (i.e., non-U.S.) manager yet at the same time are looking for a lower risk – and lower volatility – exposure to international markets than may be obtained from a more traditional international fund.

We believe our investment approach is very different from the traditional approach of most mutual funds. We are trying to deliver returns that are as absolute as possible, i.e., returns that try to be as resilient as possible in down markets, while many of our competitors try to deliver good relative performance, i.e., try to beat an index, and thus would be fine with being down 15% if their benchmark is down 20%.

Why do we have such an unusual strategy (which, incidentally is not easy to carry out)? Because we believe this strategy makes sense for many investors. We are fond of the quote by Mark Twain: “There are two times in a man’s life when he should not speculate: the first time is when he cannot afford to; the second time is when he can.” We realize that many investors cannot tolerate high volatility and appreciate that “life’s bills do not always come at market tops.” This strategy also appeals to us at International Value Advisers since we “eat our own cooking” for a significant part of our savings (invested in IVA products) and we have an extreme aversion to losing money.

An Eclectic Investment Approach

Here is how we try to implement our strategy:

●	We don’t hug benchmarks. In practical terms, this means we are willing to make big “negative bets,” i.e., having nothing or little in what has become big in the benchmark. Conversely, we will generally seek to avoid overly large positive bets.

●	We prefer having diversified portfolios (100 to 150 names). Because we invest on a global basis, we believe that diversification helps protect against weak corporate governance or insufficient disclosure, or simply against “unknown unknowns.”

●	We like the flexibility to invest in small, medium and large companies, depending on where we see value.

●	We attempt to capture equity-type returns through fixed income securities but predominantly when credit markets (or sub-sets of them) are depressed and offer this potential.

●	We hold some gold, either in bullion form or via gold mining securities, as we feel it provides a good hedge in either an inflationary or deflationary period.

●	We are willing to hold cash when we cannot find enough cheap securities that we like or when we find some, yet the broader market (Mr. Market) seems fully priced. We will seek to use that cash as ammunition for future bargains.

●	At the individual security level, we ask a lot of questions about “what can go wrong?” and will establish not only a “base case intrinsic value” but also a “worst case scenario” (What could prove us wrong? If we were wrong, are we likely to lose 25%, 30%, or even more of the money invested?). As a result, we will miss some opportunities, yet hopefully, we will also avoid instances where we experience a permanent impairment of value.

Letter from the President	IVA Funds

Michael W. Malafronte

Dear Shareholder,

Earlier this calendar year, International Value Advisers, LLC (IVA) along with the trustees of the IVA Funds made the decision to soft close the IVA Worldwide Fund and IVA International Fund. This decision is one IVA had been very vocal about since our inception in 2007 as a 100% employee owned money management firm. In February of this year we published a short Q&A with one of our portfolio managers, which addressed the close, but I want to spend time further articulating our decision (the February piece can be found on our website).

We manage our firm and our clients’ assets with a very simple philosophy; which is, there is a pecking order to everything we do: client, firm, colleague, and then partner. This is always the progression. If the first option is taken care of properly, all the others should fall into place; i.e., everything has to benefit the client. So how did this overarching philosophy influence our decision to soft close the Funds?

We believe that asset size (capacity) can play a significant role in how our investment team manages money and can potentially have an effect on our long-term performance. We believe our actual capacity is quite a bit higher than current levels, however, we wanted the close to be a soft close and we wanted to be mindful of asset growth through net asset value appreciation. By soft closing the Funds, our existing financial advisors (and their clients) and shareholders benefit. This allows our two portfolio managers, Charles de Vaulx and Chuck de Lardemelle, and the investment team to remain flexible and nimble when looking for new investment opportunities. We want our investment team to be market capitalization and asset class agnostic. So while our soft close, in some cases, may be inconvenient for a few of our existing advisors and shareholders, we truly believe the long term benefits far outweigh the risk and mediocrity that seem inevitable if a firm with our investment strategy grew too big. History suggests that money management firms whose asset size gets too large can experience unintended negative consequences, such as seeing their performance revert to the mean. This was enough to solidify our decision.

Since closing the Funds, we reviewed several aspects of our mutual fund business. While the soft close should clearly benefit the investment team, it should also improve our client service, which ultimately impacts our advisors and shareholders. Our client service team now focuses exclusively on educating and servicing existing clients. We implemented an internal education program for our client service team. After the public release of our monthly portfolio compositions, one portfolio manager meets with the client service team to discuss portfolio changes, and addresses any questions they are consistently receiving from our clients. In addition, we began a working lunch program, where every four to six weeks an analyst educates our team on how they execute their job. This includes how they work with the portfolio managers, how they calculate an intrinsic value, how they identify new opportunities, and how we at IVA approach investing and capital preservation at the analyst level. These are two of a few different things we are doing at IVA since the soft close in order to improve the entirety of services being extended to our clients.

All of us at IVA are proud of our accomplishments and are grateful that through client support we were able to soft close our Funds. Every day we want to honor the decision that has been entrusted to us by striving to provide an honest product. The ability to soft close the Funds gives us an opportunity to continue that endeavor.

It is tremendously fulfilling to build IVA and the Funds. We hope that in the process we are establishing a culture where everyone at IVA respects the work we are doing for our clients.

Sincerely,

Michael W. Malafronte, President

Effective February 22, 2011, the IVA Worldwide Fund and IVA International Fund are closed to new investors.

Letter from the Portfolio Managers	IVA Funds

Charles de Vaulx

Chuck de Lardemelle

October 31, 2011

Dear Shareholder:

We believe we have delivered, since inception, on the capital preservation front and on the resiliency in down markets front. Specifically during the last quarter of 2008, the first two months of 2009, the first six weeks of 2010, the period from mid-April to the end of August 2010, and the recent period from mid-July through September 2011 when global equity markets corrected. We have not yet delivered on the long-term goal. We have outperformed benchmarks by a significant amount since inception, but a three-year period remains too short to declare victory.

The period under review, October 1, 2010 to September 30, 2011, was hectic. It was marked by quantitative easing in the U.S. (“QE2” and “Operation Twist”), a massive earthquake in mid-March in Japan, major upheaval in Egypt, Tunisia, Libya and other Middle Eastern countries and major negotiations within the European Union to address sovereign debt issues as well as the undercapitalization of most European banks. As a result, global equity markets were down over the one-year period, yet both of your Funds were up modestly over that same period.

Economic Outlook and Valuation

“I think the future of equities will be roughly the same as their past; in particular, common stock purchases will prove satisfactory when made at appropriate price levels. It may also be objected that it is far too cursory and superficial a conclusion; that it fails to take into account the new factors and problems that have entered the economic picture in recent years – especially those of inflation, unprecedentedly high interest rates, the energy crisis, the ecology-pollution mess and even the movement towards less consumption and zero growth. Perhaps I should add to my list the widespread mistrust of Wall Street as a whole engendered by its well – nigh scandalous behavior during recent years in the areas of ethics, financial practices of all sorts...”
(Benjamin Graham, 1974)

Except for the reference to inflation and high interest rates (at least in the U.S., Japan and parts of Europe) and to an energy crisis, it is uncanny how Benjamin Graham’s words, written in 1974, could be used today. Even the reference to the widespread mistrust of Wall Street is eerie. We will now simply transcribe what Benjamin Graham, the father of value investing, wrote in the paragraph that followed the preceding quote:

“Of course these elements-mainly unfavorable to the future values of common stocks – should be taken into account in the formulation of today’s investment policies. But it is absurd to conclude from them that from now on common stocks will be undesirable investments no matter how low their price level may fall...”

We feel exactly the same way today at IVA, believing that investing requires a judgment call, on any given day, both on the macro economic outlook and on valuation, whether it be for a market as a whole (like Japan), the subset of a market (like large caps stocks in the U.S.), and of course of specific stocks (or high yield corporate bonds) around the world.

Regarding the macro economic outlook, the world has not changed enough over the past six months to have altered our long held views. The Fed’s “Operation Twist”, the Eurozone’s attempt to get its act together, and a general slowdown in China and various emerging economies have not changed our view that economic growth globally may be muted for many years to come.

Regarding valuation, we are encouraged by the fact that equities worldwide are much cheaper than four years ago, along with much stronger balance sheets and a level of corporate profits which have bounced back to very high (perhaps unsustainable) levels in many

Letter from the Portfolio Managers	IVA Funds

instances. We also note that during the recent market decline (from mid-July 2011 through late September of 2011), stocks of companies with good business and with strong balance sheets have declined a lot less than stocks of inferior businesses, along with undercapitalized banks in Europe and very cyclical companies worldwide. That differentiation has helped the performance of the Funds, yet also means that quality stocks have not become dirt cheap. Today we feel very comfortable owning quite a few large capitalization stocks in the U.S. (like Microsoft, Dell, and Wal-Mart in the Worldwide Fund), what we view as extraordinarily cheap stocks in Japan (Astellas Pharma and Secom for instance), and reasonably priced stocks in Europe (Nestlé, Vivendi, and Total come to mind). At the same time, we continue to stay away from most European banks as we feel they are undercapitalized; from most U.S. banks as we think the good ones are not cheap enough; and from most stocks in emerging markets as we find them not attractive enough.

As the price of gold rose sharply this past summer, we reduced our exposure in both Funds. It was nice to see gold act as a hedge this year (going up as stocks were going down, as it also did in 2002 and in 2008), reminding us of Harry “Rabbit” Angstrom, the hero in John Updike’s books, explaining to his wife why he just spent more than $11,000 on 30 Krugerrands: “The beauty of gold is, it loves bad news.” As we reduced our overall exposure to gold bullion, we started to invest modest amounts in a few gold mining stocks as those have lagged bullion for many years now and look somewhat cheap to us relative to the metal, and we are mindful of constraints associated with the IRS qualifying income test.

In conclusion, we believe that whatever the macroeconomic environment is over the next five years, stock picking will continue to make a difference. (Please see the piece we recently posted on our website titled “Stock picking makes a difference.”) In particular, it will be very important for us to figure out which companies’ profit margins will be able to remain high in the next five to 10 years, and which businesses will see their margins decline. Equally critical will be to keep insisting on an appropriate margin of safety to justify owning the stocks of some of those companies.

We appreciate your continued confidence and thank you for your support.

Charles de Vaulx, Chief Investment Officer and Portfolio Manager

Chuck de Lardemelle, Portfolio Manager

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

Global equity markets weathered a number of highs and lows during the fiscal year ended September 30, 2011. For the most part, markets rose from the beginning of the period through April 2011, despite corrections in November 2010 following the announcement of quantitative easing 2 (QE2), and in March 2011 following the earthquake and nuclear crisis in Japan. Japan comprises a large portion of both Funds and our Japanese holdings were resilient in the days, weeks, and months following the tragedy there, and we believe it was because of their non-cyclical and well-capitalized nature.

It was not until late July that global equity markets experienced significant declines, brought on by a deepening sovereign debt crisis in Europe and renewed fears about an economic slowdown in the U.S. Most of our exposure to Europe is through France and Switzerland, and our only exposure to the troubled peripheral countries (Portugal, Italy, Ireland, Greece, and Spain) is through a small equity position in Italy. We classify our holdings in the region by two types: those that are considered defensive and typically mature with higher dividend yields, and those that derive a substantial portion of their revenue outside of the euro-zone and are well-capitalized.

This fiscal year we found some opportunities in U.S. equities, primarily in two areas. First in companies with pricing power that we think would do well, particularly, in an inflationary environment. And second in a few uncorrelated technology stocks, from IT services to computers and software. Conversely, in keeping with our disciplined investment approach, we trimmed some of our holdings in South Korea and the U.S. because of their appreciation.

Gold bullion surged over the period and was the top contributor to return in both Funds, averaging gains of about 23%. It remains one of the largest positions in both portfolios, and continues to protect our portfolio in times of economic and political uncertainty. Over the period, we believe the derivative instruments we used to hedge some currency risk and to make some directional bets on interest rates, specifically the 10-year U.S. dollar Treasury bond yield and 10-year Japanese yen government bond yield, performed in line with what happened to their underlying instruments.

Both Funds were resilient over the period, partly because they are well diversified across a number of assets, sectors, and countries. Furthermore, good stock picking in both portfolios enabled us to deliver returns in excess of our respective benchmarks over the period.

IVA Worldwide Fund

The IVA Worldwide Fund Class A shares, at net asset value, returned 0.86% for the period ended September 30, 2011. The MSCI All Country World Index (Net) (the “Index”) returned –6.01% over the same period.

Our equities averaged returns of 2.6% versus the Index at –6.0% over the period. Security selection within industrials was a plus, as these stocks averaged gains of 12.5% compared to the Index at –9.4%. We believe this is because of their service-oriented and well-capitalized nature. Some of the Fund’s top contributors to return for the period were in financials, specifically our U.S. insurance brokers Marsh & McLennan Cos. (financials — U.S.) and Aon Corp. (financials — U.S.). Our financial stocks collectively averaged returns of 11.1% versus the Index at –18.5%. Additionally, the Fund’s holdings and overweight position in consumer staples helped performance this period.

Our allocation to Japan provided the largest contribution to return, with our holdings averaging returns of 14.5% versus the Index at –0.1%, led by good performance from KDDI Corp. (telecommunications — Japan) and Miura Co., Ltd. (industrials — Japan). Other top contributors to return for the period were among technology stocks in the U.S.: MasterCard Inc., Class ‘A’ (technology — U.S.), and eBay Inc. (technology — U.S.).

The largest individual detractors from return this period were: Hewlett-Packard Co. (technology — U.S.), 10-year U.S. Treasury note (futures contract), Vivendi SA (consumer discretionary — France), Sealed Air Corp. (materials — U.S.), and Devon Energy Corp. (energy — U.S.). Additionally, the largest groups to detract from our return included our two

Management’s Discussion of Fund Performance (unaudited)	IVA Funds

futures positions (we are short the 10-year U.S. Treasury note and 10-year Japanese government bond through futures contracts), and our holdings in France.

We reduced our exposure to fixed income, specifically to U.S. corporate bonds, over the period, from 17.7% on September 30, 2010 to 14.0% on September 30, 2011. Our fixed income holdings averaged returns of 0.7%.

IVA International Fund

The IVA International Fund Class A shares, at net asset value, returned 2.56% for the period ended September 30, 2011. The MSCI All Country World Index (ex-U.S.) (Net) (the “Index”) returned –10.81% over the same period.

Our equities averaged returns of 5.4% versus the Index at –10.8% over the period. Security selection within industrials was a plus, as these stocks averaged gains of 8.6% compared to the Index at –12.5%. We believe this is because of their service-oriented and well-capitalized nature. Additionally, our consumer staples stocks collectively delivered double-digit gains over the period (averaging returns of 11.4%), and we also benefited from an overweight allocation in comparison to the Index. Our exposure to telecommunications, especially to Japanese companies, added to our overall results, led by gains from KDDI Corp. (telecommunications — Japan).

The Fund’s allocation to Japan provided the largest contribution to return, with our holdings averaging returns of 17.4% versus the Index at –0.1%, led by good performance from Miura Co., Ltd. (industrials — Japan) and So-Net Entertainment Corp. (technology — Japan). A few of our holdings within South Korea were among our top contributors to return: Lotte Chilsung Beverage Co. Ltd. (consumer staples — South Korea) and SK Holdings Co., Ltd. (telecommunications — South Korea).

Conversely, the largest individual detractors from return this period included: Vivendi SA (consumer discretionary — France), Net 1 U.E.P.S. Technologies Inc. (technology — South Africa), Nintendo Co., Ltd. (technology — Japan), Lagardère SCA (consumer discretionary — France), and Clear Media Ltd. (consumer discretionary — Hong Kong). Additionally, the largest groups to detract from our return included our forward foreign currency contracts and our holdings in France.

We increased our exposure to fixed income over the period, specifically to sovereign government bonds, which is used as a way to diversify our U.S. dollar cash, from 12.3% on September 30, 2010 to 15.0% on September 30, 2011. Our fixed income holdings averaged returns of 0.6% over the period.

IVA Worldwide Fund	IVA Funds

Performance (unaudited)	As of September 30, 2011

Average Annual Total Returns as of September 30, 2011(a)	One Year	Since Inception
Class A	0.86%	11.69%
Class A (with a 5% maximum initial sales charge)	–4.16%	9.80%
Class C	0.09%	10.84%
Class I	1.09%	11.92%
MSCI All Country World Index (Net)(b)	–6.01%	0.59%
Consumer Price Index(c)	3.90%	1.22%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.

(b)	The MSCI All Country World Index (Net) is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.31% (Class A shares); 2.06% (Class C shares); and 1.06% (Class I shares). These expense ratios are as stated in the most recent Prospectus dated January 1, 2011. More recent expense ratios can be found in the Financial Highlights section, beginning on page 30, of this Annual Report.

IVA Worldwide Fund	IVA Funds

Portfolio Composition (unaudited)	As of September 30, 2011

Asset Allocation (As a Percent of Total Investments)

Sector Allocation (As a Percent of Total Investments)

Top 10 Positions (As a Percent of Total Investments)

POSITION NAMES(a)
Government of Singapore, 2.25% due 7/1/2013; 3.625% due 7/1/2014	4.9%
Gold Bullion	4.0%
Wendel, 4.875% due 5/26/2016; 4.375% due 8/9/2017; 6.75% due 4/20/2018	3.1%
Secom Co., Ltd.	2.9%
Astellas Pharma Inc.	2.7%
Genting Malaysia Berhad	2.4%
GDF Suez SA	2.3%
Sodexo SA	2.1%
Nestlé SA	2.0%
News Corp., Class ‘A’; Class ‘B’	2.0%

Top 10 positions represent 28.4% of total investments.

(a)	Short-Term Investments are not included.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

	SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 66.7%

Australia – 0.3%
	706,450	Newcrest Mining Ltd.	$23,280,789
	5,184,423	Spotless Group Ltd.	8,887,832
			32,168,621

Belgium – 0.2%
	279,580	Sofina SA	23,358,284

Canada – 0.3%
	1,415,100	IAMGOLD Corp.	27,990,678

Denmark – 0.3%
	902,100	D/S Norden A/S	24,804,737

France – 11.6%
	186,448	Bolloré	41,041,331
	1,747,290	Carrefour SA	39,749,293
	329,956	Ciments Français SA	27,363,288
	1,117,105	CNP Assurances	16,495,351
	39,665	Financière de l’Odet SA	16,986,964
	6,931,778	GDF Suez SA	207,075,222
	270,729	Guyenne et Gascogne SA	28,747,428
	2,272,420	Lagardère SCA	55,749,909
	1,090,764	Publicis Groupe SA	45,666,752
	87,281	Robertet SA	13,949,592
	60,960	Séché Environnement SA	3,013,907
	2,865,907	Sodexo SA	188,845,501
	5,240	Sucrière de Pithiviers-Le-Vieil SA	5,254,271
	2,707,940	Teleperformance	57,639,507
	1,801,865	Thales SA	56,307,173
	2,242,830	Total SA, ADR	98,392,952
	8,178,323	Vivendi SA	166,981,739
			1,069,260,180

Germany – 0.2%
	1,524,983	Wirecard AG	23,402,162

Hong Kong – 0.1%
	15,316,640	Clear Media Ltd. (a)	6,472,141

Italy – 0.5%
	13,448,650	Mediaset S.p.A.	42,223,588

Japan – 14.1%
	6,586,800	Astellas Pharma Inc.	248,489,464
	1,086,500	Benesse Holdings Inc.	47,865,288
	382,600	Canon Inc.	17,321,087
	3,220,400	Cosel Co., Ltd. (b)	48,292,265
	22,342	Fuji Media Holdings Inc.	32,045,161
	1,065,300	Icom Inc. (b)	27,249,088
	500	Japan Petroleum Exploration Co., Ltd.	18,207

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES	DESCRIPTION	FAIR VALUE

Japan – 14.1% (continued)
2,743,970	Kose Corp.	$69,735,464
181,300	Kyocera Corp.	15,144,964
21,410	Medikit Co., Ltd.	6,933,545
985,100	Meitec Corp.	18,807,517
957,300	Milbon Co., Ltd. (b)	29,924,308
3,384,504	Miura Co., Ltd. (b)	98,953,366
1,062,500	Nifco Inc.	27,231,943
341,000	Nintendo Co., Ltd.	49,669,458
186,800	Nitto Kohki Co., Ltd.	4,561,415
17,624	NTT DoCoMo, Inc.	32,126,787
5,390	Okinawa Cellular Telephone Co.	11,769,186
4,572	Pasona Group Inc.	4,629,008
5,544,000	Secom Co., Ltd.	266,548,124
1,722,700	Shiseido Co., Ltd.	33,364,560
4,538,900	Shoei Co., Ltd. (b)	35,809,390
750,688	Shofu Inc.	7,281,316
70,900	SMC Corp.	10,353,211
889	Techno Medica Co., Ltd.	3,423,221
2,018,500	Temp Holdings Co., Ltd.	18,649,433
4,211,800	Toho Co., Ltd.	73,556,379
168,742	Yahoo Japan Corp.	52,424,893
		1,292,178,048

Malaysia – 2.4%
203,029,300	Genting Malaysia Berhad	220,694,916

Norway – 1.0%
12,306,550	Orkla ASA	93,632,883

South Africa – 0.5%
6,806,360	Net 1 U.E.P.S. Technologies Inc. (a)(b)	44,241,340

South Korea – 3.3%
2,816,570	Kangwon Land, Inc.	63,641,981
52,205	Lotte Chilsung Beverage Co., Ltd.	51,534,260
41,520	Lotte Confectionery Co., Ltd.	53,256,772
243,264	Nong Shim Co., Ltd.	43,441,756
5,837,748	SK Telecom Co., Ltd., ADR	82,137,114
38,450	SK Telecom Co., Ltd.	4,842,662
11,764	Teems Inc. (a)	112,434
		298,966,979

Switzerland – 2.5%
68,492	Affichage Holding SA (a)	10,199,360
39,324	Banque Cantonale Vaudoise	20,264,668
3,360,495	Nestlé SA	184,727,496
163,346	Schindler Holding AG	17,489,772
		232,681,296

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES	DESCRIPTION	FAIR VALUE

Taiwan – 0.1%
2,603,000	Taiwan Secom Co., Ltd.	$4,655,876

Thailand – 0.2%
83,058,790	Thai Beverage Public Co., Ltd.	16,151,597

United Kingdom – 0.8%
660,420	Diageo Plc, ADR	50,145,691
2,782,680	Inmarsat Plc	21,142,335
		71,288,026

United States – 28.3%
2,855,240	Amdocs Ltd. (a)	77,434,109
1,780,530	Aon Corp.	74,746,649
1,063,790	Automatic Data Processing Inc.	50,157,699
1,072	Berkshire Hathaway Inc., Class ‘A’ (a)	114,489,600
3,469,440	CA Inc.	67,341,830
445,200	Cimarex Energy Co.	24,797,640
10,080,570	Cisco Systems, Inc.	156,148,029
463,060	Colgate-Palmolive Co.	41,064,161
998,438	Contango Oil & Gas Co. (a)(b)	54,624,543
121,807	Contango ORE Inc. (a)(b)	1,635,868
1,148,050	CVS Caremark Corp.	38,551,519
11,596,110	Dell Inc. (a)	164,084,957
3,046,826	Devon Energy Corp.	168,916,033
559,770	Energizer Holdings Inc. (a)	37,191,119
6,652,415	Hewlett-Packard Co.	149,346,717
2,340,046	Ingram Micro Inc., Class ‘A’ (a)	37,744,942
331,050	Iron Mountain Inc.	10,467,801
2,760,990	Liberty Interactive Corp., Series ‘A’ (a)	40,779,822
1,387,768	Marsh & McLennan Cos., Inc.	36,831,363
449,769	MasterCard Inc., Class ‘A’	142,648,736
7,315,520	Microsoft Corp.	182,083,293
332,110	Newmont Mining Corp.	20,889,719
9,856,750	News Corp., Class ‘A’	152,483,923
2,113,010	News Corp., Class ‘B’	32,941,826
5,115,002	Sealed Air Corp.	85,420,533
1,253,874	Spansion, Inc., Class ‘A’ (a)	15,322,340
7,935,164	Staples Inc.	105,537,681
3,492,316	Symantec Corp. (a)	56,924,751
753,720	Telephone & Data Systems Inc.	16,016,550
2,124,093	Texas Instruments Inc.	56,607,079
1,704,314	Valassis Communications, Inc. (a)	31,938,844
2,797,180	Wal-Mart Stores, Inc.	145,173,642
1,904,920	Walgreen Co.	62,652,819
371,601	The Washington Post Co., Class ‘B’	121,502,379
1,623,840	Yahoo! Inc. (a)	21,369,734
		2,595,868,250
	TOTAL COMMON STOCKS (Cost — $6,398,179,643)	6,120,039,602

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES		DESCRIPTION	FAIR VALUE
CONVERTIBLE PREFERRED STOCKS – 0.6%

United States – 0.6%
66,320	USD	Bank of America Corp., Series ‘L’, 7.25% (Cost — $52,662,228)	$50,800,457

PRINCIPAL AMOUNT
CORPORATE NOTES & BONDS – 6.9%

France – 3.1%
		Wendel:
56,800,000	EUR	4.875% due 5/26/2016 (c)	62,970,922
116,950,000	EUR	4.375% due 8/9/2017	118,883,791
88,400,000	EUR	6.75% due 4/20/2018	101,853,142
			283,707,855

Netherlands – 0.2%
18,580,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	23,398,999

Norway – 0.3%
25,500,000	USD	Golden Close Maritime Corp., 11% due 12/9/2015	26,010,000

United Kingdom – 0.2%
19,300,000	USD	Inmarsat Finance Plc, 7.375% due 12/1/2017 (c)	19,444,750

United States – 3.1%
6,070,000	USD	Brandywine Operating Partnership, LP, 5.7% due 5/1/2017	6,158,379
		Cricket Communications Inc.:
14,871,000	USD	10% due 7/15/2015	14,833,822
2,000	USD	7.75% due 5/15/2016	2,018
19,016,000	USD	Denbury Resources Inc., 9.75% due 3/1/2016	20,632,360
3,408,000	USD	Encore Acquisition Co., 9.5% due 5/1/2016	3,697,680
6,114,000	USD	Frontier Oil Corp., 8.5% due 9/15/2016	6,526,695
15,428,000	GBP	Global Crossing UK Finance Plc, 11.75% due 12/15/2014 (d)	24,539,603
		Intelsat Luxembourg SA.:
10,047,000	USD	11.25% due 2/4/2017	8,740,890
10,047,000	USD	11.5% due 2/4/2017 (e)	8,665,537
		Leucadia National Corp.:
3,418,000	USD	8.125% due 9/15/2015	3,648,715
6,764,000	USD	7.125% due 3/15/2017	6,933,100
6,961,000	USD	MetroPCS Wireless Inc., 7.875% due 9/1/2018	6,786,975
37,016,000	USD	Mohawk Industries Inc., 6.875% due 1/15/2016 (f)	38,404,100
20,090,000	USD	Penn Virginia Corp., 10.375% due 6/15/2016	21,144,725

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

United States – 3.1% (continued)
			QVC Inc.:
	6,878,000	USD	7.125% due 4/15/2017 (c)	$7,221,900
	31,121,000	USD	7.5% due 10/1/2019 (c)	33,299,470
	61,574,000	USD	Sirius XM Radio, Inc., 8.75% due 4/1/2015 (c)	66,961,725
	6,660,000	USD	Vulcan Materials Co., 7% due 6/15/2018	6,393,600
				284,591,294
			TOTAL CORPORATE NOTES & BONDS (Cost — $651,015,317)	637,152,898

SOVEREIGN GOVERNMENT BONDS – 7.1%

Hong Kong – 1.1%
	754,850,000	HKD	Government of Hong Kong, 2.66% due 12/17/2012	99,941,969

Norway – 1.0%
	501,353,000	NOK	Government of Norway, 6.5% due 5/15/2013	92,181,360

Singapore – 4.9%
			Government of Singapore:
	452,998,000	SGD	2.25% due 7/1/2013	358,941,429
	109,425,000	SGD	3.625% due 7/1/2014	91,367,574
				450,309,003

Taiwan – 0.1%
	353,000,000	TWD	Government of Taiwan, 2% due 7/20/2015	12,019,792
			TOTAL SOVEREIGN GOVERNMENT BONDS (Cost — $656,093,291)	654,452,124
	OUNCES
COMMODITIES – 4.0%

	227,278		Gold Bullion (a) (Cost — $250,434,065)	368,860,341
	PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS – 14.1%

Commercial Paper – 13.5%
	52,000,000	USD	Danaher Corp., 0.13% due 10/11/2011 (c)	51,998,122
	6,900,000	USD	DENTSPLY International, Inc., 0.34% due 10/6/2011 (c)	6,899,674
			Devon Energy Corp.:
	10,000,000	USD	0.17% due 10/3/2011 (c)	9,999,906
	15,600,000	USD	0.2% due 10/3/2011 (c)	15,599,827
	25,000,000	USD	0.18% due 10/5/2011 (c)	24,999,500
	38,978,000	USD	0.2% due 10/11/2011 (c)	38,975,834

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

Commercial Paper – 13.5% (continued)
			Diageo Capital Plc:
	13,200,000	USD	0.37% due 10/4/2011 (c)	$13,199,593
	47,600,000	USD	0.38% due 10/7/2011 (c)	47,596,985
	45,000,000	USD	0.4% due 10/14/2011 (c)	44,993,500
	25,800,000	USD	0.4% due 10/19/2011 (c)	25,794,840
	45,000,000	USD	E. I. du Pont de Nemours and Co., 0.11% due 10/17/2011 (c)	44,997,800
			Electricité de France SA:
	50,000,000	USD	0.27% due 10/21/2011 (c)	49,992,500
	30,000,000	USD	0.27% due 10/26/2011 (c)	29,994,375
	18,600,000	USD	0.27% due 10/27/2011 (c)	18,596,373
			GDF Suez SA:
	31,300,000	USD	0.15% due 10/6/2011 (c)	31,299,348
	57,200,000	USD	0.15% due 10/13/2011 (c)	57,197,140
	40,000,000	USD	0.17% due 10/19/2011 (c)	39,996,600
	17,500,000	USD	0.17% due 10/20/2011 (c)	17,498,430
	7,200,000	USD	Nestlé Capital Corp., 0.01% due 10/13/2011 (c)	7,199,976
	60,000,000	USD	Novartis Securities Investment Ltd., 0.07% due 10/11/2011 (c)	59,998,833
			Philip Morris International:
	25,000,000	USD	0.06% due 10/11/2011 (c)	24,999,583
	25,000,000	USD	0.06% due 10/12/2011 (c)	24,999,542
			Reed Elsevier Plc.:
	15,000,000	USD	0.33% due 10/4/2011 (c)	14,999,587
	20,000,000	USD	0.37% due 10/5/2011 (c)	19,999,178
	50,000,000	USD	0.38% due 10/13/2011 (c)	49,993,667
	20,000,000	USD	Sara Lee Corp., 0.24% due 10/14/2011 (c)	19,998,267
			Tesco Plc:
	105,900,000	USD	0.35% due 10/3/2011 (c)	105,897,941
	25,000,000	USD	0.34% due 10/4/2011 (c)	24,999,292
	22,125,000	USD	0.42% due 10/11/2011 (c)	22,122,419
	17,000,000	USD	0.4% due 10/24/2011 (c)	16,995,656
			United Parcel Service Inc.:
	25,000,000	USD	0.015% due 10/3/2011 (c)	24,999,979
	14,900,000	USD	0.02% due 10/3/2011 (c)	14,899,983
	33,500,000	USD	0.015% due 10/4/2011 (c)	33,499,958
	25,000,000	USD	0.01% due 10/5/2011 (c)	24,999,972
	50,000,000	USD	0.005% due 10/5/2011 (c)	49,999,972
			Wal-Mart Stores Inc.:
	40,400,000	USD	0.07% due 10/4/2011 (c)	40,399,764
	81,600,000	USD	0.04% due 10/24/2011 (c)	81,597,915
				1,232,231,831

Treasury Bills – 0.6%

Japan – 0.4%
	3,070,000,000	JPY	Government of Japan, due 11/10/2011	39,798,344

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

	PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

United States – 0.2%
	17,350,000	USD	Government of the United States, due 12/8/2011 (g)	$17,349,618
				57,147,962
			TOTAL SHORT-TERM INVESTMENTS (Cost — $1,287,591,536)	1,289,379,793
			TOTAL INVESTMENTS — 99.4% (Cost — $9,295,976,080)	9,120,685,215
			Other Assets In Excess of Liabilities — 0.6%	56,056,356
			TOTAL NET ASSETS — 100.0%	$9,176,741,571

The IVA Worldwide Fund had the following forward foreign currency contracts open at September 30, 2011:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2011	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	12/9/2011	AUD 1,856,000	$1,931,066	$1,781,844	$149,222
British pound	State Street Bank & Trust Co.	12/9/2011	GBP 15,939,000	25,372,816	24,839,508	533,308
euro	State Street Bank & Trust Co.	12/9/2011	EUR 534,722,000	725,962,090	716,158,438	9,803,652
Japanese yen	State Street Bank & Trust Co.	12/9/2011	JPY 44,261,048,000	570,716,637	574,392,089	(3,675,452)
South Korean won	State Street Bank & Trust Co.	11/4/2011	KRW 106,576,500,000	87,692,451	90,294,372	(2,601,921)
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$4,208,809

The IVA Worldwide Fund had the following futures contracts open at September 30, 2011:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF SECURITIES UNDERLYING THE CONTRACTS	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Japanese government 10-year bond	676	12/9/2011	$1,246,563,983	$4,466,881
U.S.Treasury 10-year note	7,648	3/21/2012	989,579,500	(3,166,746)
Net Unrealized Appreciation on Open Futures Contracts				$1,300,135

See Notes to Financial Statements.

IVA Worldwide Fund	IVA Funds

Schedule of Investments
September 30, 2011

Abbreviations used in this schedule:

ADR — American Depositary Receipt
AUD — Australian dollar
EUR — euro
GBP — British pound
HKD — Hong Kong dollar
JPY — Japanese yen
KRW — South Korean won
NOK — Norwegian krone
SGD — Singapore dollar
TWD — Taiwan dollar
USD — United States dollar

(a)	Non-income producing investment.
(b)	Issuer of the security is an affiliate of the IVA Worldwide Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA Worldwide Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2010	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT SEPTEMBER 30, 2011	FAIR VALUE AT SEPTEMBER 30, 2011	REALIZED GAIN/(LOSS)	DIVIDEND INCOME*
Contango Oil & Gas Co.	1,206,290	205,878	413,730	998,438	$54,624,543	$438,181	$554,893
Contango ORE Inc.	—	121,807	—	121,807	1,635,868	—	—
Cosel Co., Ltd.	1,221,300	1,999,100	—	3,220,400	48,292,265	—	668,797
Icom Inc.	402,100	663,200	—	1,065,300	27,249,088	—	206,172
Milbon Co., Ltd.	348,200	609,120	20	957,300	29,924,308	100	264,559
Miura Co., Ltd.	2,035,875	1,348,629	—	3,384,504	98,953,366	—	1,562,259
Net 1 U.E.P.S. Technologies Inc.	2,433,660	4,372,700	—	6,806,360	44,241,340	—	—
Shoei Co., Ltd.	3,945,100	606,100	12,300	4,538,900	35,809,390	(22,405)	504,511
ValueClick, Inc.**	5,784,239	492,220	6,276,459	—	—	34,431,556	—
Total					$340,730,168	$34,847,432	$3,761,191

*	Dividend income is net of withholding taxes.
**	Non-affiliated at September 30, 2011.
(c)	Security is exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(d)	Security is deemed illiquid. As of September 30, 2011, the value of this security amounted to 0.3% of total net assets.
(e)	Payment-in-kind security for which part of income earned may be paid as additional principal.
(f)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(g)	Security is held at futures broker as collateral for open futures contracts sold. At September 30, 2011, portfolio securities valued at $17,349,618 were segregated to cover collateral requirements.

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Performance (unaudited)	As of September 30, 2011

Average Annual Total Returns as of September 30, 2011(a)	One Year	Since Inception(a)
Class A	2.56%	11.21%
Class A (with a 5% maximum initial sales charge)	–2.57%	9.33%
Class C	1.76%	10.35%
Class I	2.86%	11.49%
MSCI All Country World Ex-U.S. Index (Net)(b)	–10.81%	0.52%
Consumer Price Index(c)	3.90%	1.22%

Growth of a $10,000 Initial Investment

(a)	The Fund commenced investment operations on October 1, 2008.

(b)	The MSCI All Country World Ex-U.S. Index (Net) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes. Please note that an investor cannot invest directly in an index.

(c)	The Consumer Price Index examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. Please note that an investor cannot invest directly in an index.

(d)	Hypothetical illustration of $10,000 invested in Class A shares on October 1, 2008, assuming the deduction of the maximum initial sales charge of 5% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

Past performance is no guarantee of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. To obtain performance information current to the most recent month-end, please call 866-941-4482.

The maximum sales charge for Class A shares is 5.00%. Class C shares may include a 1.00% contingent deferred sales charge for the first year only. The expense ratios for the Fund are as follows: 1.39% (Class A shares); 2.17% gross/2.15% net (Class C shares); and 1.13% (Class I shares). The net expense ratio reflects contractual waivers in effect from October 1, 2008 through January 31, 2012. These expense ratios are as stated in the most recent Prospectus dated January 1, 2011. More recent expense ratios can be found in the Financial Highlights section, beginning on page 30, of this Annual Report.

IVA International Fund	IVA Funds

Portfolio Composition (unaudited)	As of September 30, 2011

Asset Allocation (As a Percent of Total Investments)

Sector Allocation (As a Percent of Total Investments)

Top 10 Positions (As a Percent of Total Investments)

POSITION NAMES(a)
Government of Singapore, 2.25% due 7/1/2013; 3.625% due 7/1/2014	6.0%
Gold Bullion	4.3%
Wendel, 4.875% due 5/26/2016; 4.375% due 8/9/2017; 6.75% due 4/20/2018	3.1%
Secom Co., Ltd.	3.0%
Astellas Pharma Inc.	2.8%
GDF Suez SA	2.8%
Genting Malaysia Berhad	2.6%
Sodexo SA	2.3%
Total SA, ADR	2.3%
Vivendi SA	2.2%

Top 10 positions represent 31.4% of total investments.

(a)	Short-Term Investments are not included.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES	DESCRIPTION	FAIR VALUE
COMMON STOCKS – 66.3%

Argentina – 0.2%
871	Nortel Inversora SA, Series ‘B’, ADR (a)	$20,120
198,730	Telecom Argentina SA, ADR	3,702,340
		3,722,460

Australia – 1.4%
363,550	Newcrest Mining Ltd.	11,980,651
2,639,671	Programmed Maintenance Services Ltd.	5,112,994
8,828,073	Spotless Group Ltd.	15,134,265
		32,227,910

Belgium – 0.4%
103,065	Sofina SA	8,610,850

Canada – 0.5%
627,220	IAMGOLD Corp.	12,406,412

Denmark – 0.4%
355,046	D/S Norden A/S	9,762,579

France – 17.7%
117,717	Alten	3,172,890
68,827	Bolloré	15,150,346
521,668	Carrefour SA	11,867,483
98,740	Ciments Français SA	8,188,519
384,700	CNP Assurances	5,680,542
22,026	Financière de l’Odet SA	9,432,872
357,009	Financière Marc de Lacharriere SA	13,152,093
2,071,773	GDF Suez SA	61,890,738
98,599	Guyenne et Gascogne SA	10,469,760
53,980	Havas SA	196,751
656,080	Lagardère SCA	16,095,792
127,500	Neopost SA	9,369,740
420,672	Publicis Groupe SA	17,612,173
62,679	Robertet SA	10,017,604
26,280	Séché Environnement SA	1,299,302
202,718	Securidev SA (b)	9,569,969
780,307	Sodexo SA	51,417,393
3,430	Sucrière de Pithiviers-Le-Vieil SA	3,439,341
1,000,320	Teleperformance	21,292,182
668,036	Thales SA	20,875,714
1,158,990	Total SA, ADR	50,844,891
2,459,796	Vivendi SA	50,223,134
		401,259,229

Germany – 0.4%
550,830	Wirecard AG	8,452,955

Hong Kong – 0.7%
36,621,030	Clear Media Ltd. (a)(b)	15,474,443

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES	DESCRIPTION	FAIR VALUE

Italy – 0.6%
4,537,580	Mediaset S.p.A.	$14,246,256

Japan – 26.6%
528,900	Arcs Co. Ltd.	10,572,082
834,200	Ariake Japan Co., Ltd.	16,909,218
229,300	As One Corp.	4,794,413
1,652,200	Astellas Pharma Inc.	62,329,856
121,000	The Bank of Okinawa Ltd.	5,580,861
387,400	Benesse Holdings Inc.	17,066,739
132,600	Canon Inc.	6,003,074
1,331,500	Cosel Co., Ltd.	19,966,821
714,800	Daiichikosho Co., Ltd.	14,082,174
8,324	Fuji Media Holdings Inc.	11,939,125
1,224,300	Hi Lex Corp.	19,500,634
427,482	Hitachi Tool Engineering Ltd.	4,551,599
849,700	Icom Inc. (b)	21,734,300
2,157,000	Iino Kaiun Kaisha Ltd.	11,350,775
191,400	Japan Petroleum Exploration Co., Ltd.	6,969,535
678,340	Kose Corp.	17,239,385
53,000	Kyocera Corp.	4,427,375
9,540	Medikit Co., Ltd.	3,089,492
174,500	Meitec Corp.	3,331,552
525,500	Milbon Co., Ltd.	16,426,642
1,230,276	Miura Co., Ltd.	35,969,806
345,900	Nifco Inc.	8,865,439
121,000	Nintendo Co., Ltd.	17,624,646
318,200	Nitto Kohki Co., Ltd.	7,770,033
7,802	NTT DoCoMo, Inc.	14,222,265
7,044	Okinawa Cellular Telephone Co.	15,380,732
1,784	Pasona Group Inc.	1,806,245
387,400	San-A Co. Ltd.	15,939,066
136,000	Sankyo Co. Ltd.	7,336,910
1,410,200	Secom Co., Ltd.	67,800,535
10,600	Secom Joshinetsu Co., Ltd.	322,343
353,900	Shingakukai Co., Ltd.	1,294,484
634,100	Shiseido Co., Ltd.	12,280,993
1,856,100	Shoei Co., Ltd.	14,643,594
617,250	Shofu Inc.	5,987,031
4,500	SK Kaken Co., Ltd.	166,278
34,900	SMC Corp.	5,096,292
6,790	So-net Entertainment Corp.	28,455,511
559	Techno Medica Co., Ltd.	2,152,509
3,329,400	Temp Holdings Co., Ltd. (b)	30,761,169
629,800	Toho Co., Ltd.	10,999,052
59,164	Yahoo Japan Corp.	18,381,117
		601,121,702

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES	DESCRIPTION	FAIR VALUE

Malaysia – 2.9%
2,997,400	Aeon Co. Malaysia Berhad	$6,327,667
53,655,200	Genting Malaysia Berhad	58,323,748
		64,651,415

Netherlands – 0.1%
18,146	Hal Trust NV	1,980,757

Norway – 1.6%
4,705,388	Orkla ASA	35,800,370

Singapore – 0.7%
3,706,291	Haw Par Corp. Ltd.	15,009,096

South Africa – 0.6%
1,981,390	Net 1 U.E.P.S. Technologies Inc. (a)	12,879,035

South Korea – 5.1%
90,150	Binggrae Co., Ltd.	3,583,248
61,768	Fursys Inc.	1,334,729
1,017,150	Kangwon Land, Inc.	22,983,075
17,796	Lotte Chilsung Beverage Co., Ltd.	17,567,354
12,899	Lotte Confectionery Co., Ltd.	16,545,258
41,218	Lotte Samkang Co. Ltd.	10,382,714
80,370	Nong Shim Co., Ltd.	14,352,366
1,927,027	SK Telecom Co., Ltd., ADR	27,113,270
16,290	SK Telecom Co., Ltd.	2,051,677
10,742	Teems Inc. (a)	102,666
		116,016,357

Switzerland – 3.1%
19,750	Affichage Holding SA (a)	2,941,035
16,374	Banque Cantonale Vaudoise	8,437,943
234,891	Gategroup Holding AG (a)	7,283,380
860,190	Nestlé SA	47,284,922
49,164	Schindler Holding AG	5,264,085
		71,211,365

Taiwan – 0.5%
6,986,000	Taiwan Secom Co., Ltd.	12,495,562

Thailand – 0.3%
36,089,930	Thai Beverage Public Co., Ltd.	7,018,041

United Kingdom – 2.5%
227,290	Diageo Plc, ADR	17,258,129
1,203,980	Inmarsat Plc	9,147,638
1,126,690	Jardine Lloyd Thompson Group Plc	11,016,519
1,283,220	LSL Property Services Plc	4,415,604
1,971,773	Micro Focus International Plc	9,858,447
56,520	Vodafone Group Plc, ADR	1,449,738

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

SHARES	DESCRIPTION	FAIR VALUE

United Kingdom – 2.5% (continued)
1,628,500	Vodafone Group Plc	$4,205,350
		57,351,425
	TOTAL COMMON STOCKS (Cost — $1,525,992,112)	1,501,698,219

PRINCIPAL AMOUNT

CORPORATE NOTES & BONDS — 5.7%

France — 3.1%
		Wendel:
15,600,000	EUR	4.875% due 5/26/2016 (c)	17,294,831
35,800,000	EUR	4.375% due 8/9/2017	36,391,960
14,000,000	EUR	6.75% due 4/20/2018	16,130,588
			69,817,379

Netherlands — 0.3%
5,527,000	EUR	UPC Holding BV, 8% due 11/1/2016 (c)	6,960,510

Norway — 1.2%
10,000,000	USD	Golden Close Maritime Corp., 11% due 12/9/2015	10,200,000
98,000,000	NOK	Stolt-Nielsen Ltd. SA, 7.85% due 6/22/2016 (d)(e)	16,357,541
			26,557,541

United Kingdom — 0.3%
7,000,000	USD	Inmarsat Finance Plc, 7.375% due 12/1/2017 (c)	7,052,500

United States — 0.8%
6,960,000	GBP	Global Crossing UK Finance Plc, 11.75% due 12/15/2014 (e)	11,070,497
		Intelsat Luxembourg SA:
4,337,000	USD	11.25% due 2/4/2017	3,773,190
4,337,000	USD	11.5% due 2/4/2017 (f)	3,740,662
			18,584,349
		TOTAL CORPORATE NOTES & BONDS (Cost — $135,857,210)	128,972,279

SOVEREIGN GOVERNMENT BONDS — 9.3%

Hong Kong — 1.7%
289,350,000	HKD	Government of Hong Kong, 2.66% due 12/17/2012	38,309,874
Norway — 0.9%
116,149,000	NOK	Government of Norway, 6.5% due 5/15/2013	21,355,757

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

Singapore — 5.9%
		Government of Singapore:
142,007,000	SGD	2.25% due 7/1/2013	$112,521,900
26,389,000	SGD	3.625% due 7/1/2014	22,034,260
			134,556,160

Taiwan — 0.3%
171,000,000	TWD	Government of Taiwan, 2% due 7/20/2015	5,822,619
Thailand — 0.5%
330,566,000	THB	Government of Thailand, 5.25% due 5/12/2014	11,083,335
		TOTAL SOVEREIGN GOVERNMENT BONDS (Cost — $218,183,891)	211,127,745

OUNCES
COMMODITIES — 4.3%
59,297		Gold Bullion (a) (Cost — $66,567,488)	96,236,543

PRINCIPAL AMOUNT
SHORT-TERM INVESTMENTS — 13.3%

Commercial Paper — 12.8%
7,700,000	USD	DENTSPLY International Inc., 0.34% due 10/6/2011 (c)	7,699,636
		Devon Energy Corp.:
7,500,000	USD	0.17% due 10/3/2011 (c)	7,499,929
23,500,000	USD	0.20% due 10/7/2011 (c)	23,499,217
28,000,000	USD	Diageo Capital Plc, 0.37% due 10/4/2011 (c)	27,999,137
10,000,000	USD	Electricité de France SA, 0.27% due 10/26/2011 (c)	9,998,125
		GDF Suez SA:
10,000,000	USD	0.16% due 10/6/2011 (c)	9,999,778
22,500,000	USD	0.17% due 10/20/2011 (c)	22,497,981
20,000,000	USD	Reed Elsevier Plc, 0.38% due 10/12/2011 (c)	19,997,678
21,400,000	USD	Sara Lee Corp., 0.25% due 10/6/2011 (c)	21,399,257
		Tesco Plc:
27,400,000	USD	0.35% due 10/3/2011 (c)	27,399,467
20,000,000	USD	0.34% due 10/4/2011 (c)	19,999,433
		United Parcel Service Inc.:
11,900,000	USD	0.02% due 10/3/2011 (c)	11,899,987
25,000,000	USD	0.01% due 10/5/2011 (c)	24,999,972
26,600,000	USD	0.005% due 10/7/2011 (c)	26,599,978
15,000,000	USD	0.005% due 10/11/2011 (c)	14,999,979
13,400,000	USD	Wal-Mart Stores Inc., 0.04% due 10/24/2011 (c)	13,399,658
			289,889,212

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

PRINCIPAL AMOUNT		DESCRIPTION	FAIR VALUE

Treasury Bills — 0.5%

Japan — 0.5%
800,000,000	JPY	Government of Japan, due 11/10/2011	$10,370,904
		TOTAL SHORT-TERM INVESTMENTS (Cost — $299,794,711)	300,260,116
		TOTAL INVESTMENTS — 98.9% (Cost — $2,246,395,412)	2,238,294,902
		Other Assets In Excess of Liabilities — 1.1%	25,493,807
		TOTAL NET ASSETS — 100.0%	$2,263,788,709

The IVA International Fund had the following forward foreign currency contracts open at September 30, 2011:

FOREIGN CURRENCY	COUNTERPARTY	SETTLEMENT DATES THROUGH	LOCAL CURRENCY AMOUNT	USD EQUIVALENT	USD VALUE AT SEPTEMBER 30, 2011	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
Contracts to Sell:
Australian dollar	State Street Bank & Trust Co.	12/09/2011	AUD 4,232,000	$4,401,463	$4,062,913	$338,550
British pound	State Street Bank & Trust Co.	12/09/2011	GBP 8,504,000	13,564,132	13,252,724	311,408
euro	State Street Bank & Trust Co.	12/09/2011	EUR 140,081,000	190,195,264	187,611,862	2,583,402
Japanese yen	State Street Bank & Trust Co.	12/09/2011	JPY 23,885,408,000	308,007,974	309,969,827	(1,961,853)
South Korean won	State Street Bank & Trust Co.	11/04/2011	KRW 27,673,900,000	22,763,012	23,446,045	(683,033)
Net Unrealized Appreciation on Open Forward Foreign Currency Contracts						$588,474

The IVA International Fund had the following futures contracts open at September 30, 2011:

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	USD MARKET VALUE OF SECURITIES UNDERLYING THE CONTRACTS	NET UNREALIZED APPRECIATION
Contracts to Sell:
Japanese government 10-year bond	184	12/9/2011	$339,301,439	$1,215,890

Abbreviations used in this schedule:

ADR — American Depositary Receipt
AUD — Australian dollar
EUR — euro
GBP — British pound
HKD — Hong Kong dollar
JPY — Japanese yen
KRW— South Korean won
NOK — Norwegian krone
SGD — Singapore dollar
THB — Thai baht
TWD — Taiwan dollar
USD — United States dollar

See Notes to Financial Statements.

IVA International Fund	IVA Funds

Schedule of Investments
September 30, 2011

(a)	Non-income producing investment.
(b)	Issuer of the security is an affiliate of the IVA International Fund as defined by the Investment Company Act of 1940. An affiliate is deemed as a company in which the IVA International Fund indirectly or directly has ownership of at least 5% of the company’s outstanding voting securities. See Schedule of Affiliates below for additional information.

Schedule of Affiliates

SECURITY	SHARES HELD AT SEPTEMBER 30, 2010	SHARE ADDITIONS	SHARE REDUCTIONS	SHARES HELD AT SEPTEMBER 30, 2011	FAIR VALUE AT SEPTEMBER 30, 2011	REALIZED GAIN	DIVIDEND INCOME*
Clear Media Ltd.	14,482,030	22,139,000	—	36,621,030	$15,474,443	—	—
Icom Inc.	683,600	354,300	188,200	849,700	21,734,300	$78,935	$197,665
Securidev SA	182,918	19,800	—	202,718	9,569,969	—	340,852
Temp Holdings Co., Ltd.	2,161,800	1,167,600	—	3,329,400	30,761,169	—	452,928
Total					$77,539,881	$78,935	$991,445

*	Dividend income is net of withholding taxes.

(c)	Security is exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933 (the “1933 Act”). Any resale of these securities must generally be effected through a sale that is registered under the 1933 Act or otherwise exempted from such registration requirements.
(d)	Variable rate security. The interest rate shown reflects the rate currently in effect.
(e)	Security is deemed illiquid. As of September 30, 2011, the value of this security amounted to 1.2% of total net assets.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

See Notes to Financial Statements.

Statements of Assets and Liabilities	IVA Funds

September 30, 2011

	IVA Worldwide Fund	IVA International Fund
Assets:
Long-term investments, at cost:
Non-affiliated investments	$7,663,947,357	$1,872,613,041
Affiliated investments	344,437,187	73,987,660
Short-term investments, at cost	1,287,591,536	299,794,711
Foreign currency, at cost	24,099,928	6,690,640
Foreign currency collateral for open futures contracts, at cost	9,935,364	2,721,207
Long-term investments, at fair value:
Non-affiliated investments	$7,490,575,254	$1,860,494,905
Affiliated investments	340,730,168	77,539,881
Short-term investments, at fair value	1,289,379,793	300,260,116
Foreign currency, at fair value	22,400,635	6,224,279
Foreign currency collateral for open futures contracts, at value	11,569,047	3,149,002
Cash	541,846	591,196
Cash collateral for open futures contracts	17,924,043	—
Dividends and interest receivable	43,491,188	11,658,131
Receivable for fund shares sold	11,193,766	9,416,304
Receivable for investments sold	10,346,454	4,253,029
Variation margin on open futures contracts receivable	4,466,881	1,215,890
Unrealized appreciation on open forward foreign currency contracts	4,208,809	588,474
Prepaid expenses and other assets	134,277	30,913
Total assets	$9,246,962,161	$2,275,422,120

Liabilities:
Payable for investments purchased	$36,204,541	$5,882,223
Payable for fund shares repurchased	19,606,845	3,399,650
Variation margin on open futures contracts payable	3,166,746	—
Accrued investment advisory fees	7,013,179	1,691,520
Accrued distribution and service fees	1,962,521	144,549
Accrued expenses and other liabilities	2,266,758	515,469
Total liabilities	70,220,590	11,633,411
Net Assets	$9,176,741,571	$2,263,788,709
Net Assets Consist of:
Par value ($0.001 per share)	$584,761	$145,269
Additional paid-in-capital	8,877,868,721	2,139,339,865
Undistributed net investment income	30,190,910	22,291,483
Accumulated net realized gain on investments, written options, futures contracts and foreign currency transactions	438,620,280	108,609,505
Net unrealized depreciation from investments, futures contracts and foreign currency translation	(170,523,101)	(6,597,413)
Net Assets	$9,176,741,571	$2,263,788,709
Net Asset Value Per Share:
Class A
Net assets	$2,714,772,930	$371,559,769
Shares outstanding	172,815,719	23,875,536
Net asset value per share	$15.71	$15.56
Maximum offering price per share (with a maximum initial sales charge of 5.00%)	$16.54	$16.38
Class C
Net assets	$1,631,749,566	$79,196,457
Shares outstanding	104,971,529	5,158,778
Net asset value per share	$15.54	$15.35
Class I
Net assets	$4,830,219,075	$1,813,032,483
Shares outstanding	306,973,936	116,234,820
Net asset value per share	$15.73	$15.60

See Notes to Financial Statements.

Statements of Operations	IVA Funds

For the Year Ended September 30, 2011

	IVA Worldwide Fund	IVA International Fund
Investment Income:
Interest	$57,327,592	$9,776,829
Dividends:
Non-affiliated investments	146,403,879	44,957,483
Affiliated investments	4,002,524	1,100,565
Less: Foreign taxes withheld	(14,477,904)	(5,364,638)
Total income	193,256,091	50,470,239
Expenses:
Investment advisory fees	78,360,183	18,195,284
Distribution and service fees:
Class A	6,767,111	883,947
Class C	15,848,260	765,049
Custody fees	3,636,512	1,258,816
Trustee fees	171,679	39,313
Other expenses	8,343,527	1,688,355
Reimbursement of expenses	—	8,506
Total expenses	113,127,272	22,839,270
Net investment income	80,128,819	27,630,969
Net Realized and Change in Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency:
Net realized gain (loss) on:
Investments from:
Non-affiliated investments	560,606,001	147,893,220
Affiliated investments	34,847,432	78,935
Futures contracts	(106,469,165)	(7,576,022)
Written options	1,074,619	—
Foreign currency transactions	(66,466,557)	(29,310,927)
Net realized gain	423,592,330	111,085,206
Net change in unrealized appreciation (depreciation) from:
Investments from:
Non-affiliated investments	(723,890,398)	(146,037,818)
Affiliated investments	(5,847,742)	2,388,059
Futures contracts	6,187,678	2,421,907
Written options	(296,442)	—
Foreign currency translation	30,328,309	7,439,696
Net change in unrealized appreciation (depreciation)	(693,518,595)	(133,788,156)
Net realized and change in unrealized loss on investments, futures contracts, written options and foreign currency	(269,926,265)	(22,702,950)
Increase (decrease) in net assets resulting from operations	$(189,797,446)	$4,928,019

See Notes to Financial Statements.

Statements of Changes in Net Assets	IVA Funds

	IVA Worldwide Fund		IVA International Fund
	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2011	Year Ended September 30, 2010
Increase in Net Assets:
Net investment income	$80,128,819	$55,968,529	$27,630,969	$11,794,444
Net realized gain	423,592,330	169,245,704	111,085,206	36,925,983
Net change in net unrealized appreciation (depreciation)	(693,518,595)	227,548,338	(133,788,156)	58,504,196
Increase (decrease) in net assets resulting from operations	(189,797,446)	452,762,571	4,928,019	107,224,623
Distributions to Shareholders:
Net investment income:
Class A	(8,689,921)	(6,564,395)	(442,574)	(1,470,646)
Class C	—	(22,781)	—	(102,887)
Class I	(21,223,353)	(13,723,417)	(4,753,242)	(5,797,976)
Net realized gain on investments:
Class A	(56,581,235)	(22,505,579)	(7,516,993)	(2,489,243)
Class C	(32,155,518)	(11,898,004)	(1,672,714)	(481,678)
Class I	(86,335,783)	(35,315,997)	(31,808,976)	(8,097,105)
Decrease in net assets resulting from distributions	(204,985,810)	(90,030,173)	(46,194,499)	(18,439,535)
Capital Share Transactions:
Proceeds from shares sold	4,860,852,493	3,535,354,787	1,169,979,907	887,447,462
Reinvestment of distributions	142,569,726	65,991,699	36,791,005	13,844,530
Cost of shares repurchased	(1,296,330,107)	(462,672,913)	(265,211,165)	(110,104,373)
Increase in net assets from capital share transactions	3,707,092,112	3,138,673,573	941,559,747	791,187,619
Increase in net assets	$3,312,308,856	$3,501,405,971	$900,293,267	$879,972,707
Net Assets:
Beginning of year	$5,864,432,715	$2,363,026,744	$1,363,495,442	$483,522,735
End of year	$9,176,741,571	$5,864,432,715	$2,263,788,709	$1,363,495,442
Undistributed net investment income	$30,190,910	$43,877,886	$22,291,483	$4,086,921

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$16.03	$15.00	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.16	0.21	0.34
Net realized and unrealized gain	0.00	1.27	2.70
Increase from investment operations	0.16	1.48	3.04
Decrease from distributions:
Net investment income	(0.06)	(0.10)	(0.04)
Net realized gain on investments	(0.42)	(0.35)	—
Decrease from distributions	(0.48)	(0.45)	(0.04)
Net asset value, end of year	$15.71	$16.03	$15.00
Total return(c)	0.86%	10.16%	25.39%
Ratios to average net assets:
Net operating expenses	1.29%	1.31%	1.36%
Net investment income	0.93%	1.41%	2.51%
Supplemental data:
Portfolio turnover rate	50.8%	28.9%	54.8%
Net assets, end of year (000’s)	$2,714,773	$1,931,625	$755,238

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2011	Year Ended September 30, 2010		Year Ended September 30, 2009
Net asset value, beginning of year	$15.92	$14.92		$12.00
Increase from investment operations:(a)
Net investment income(b)	0.03	0.10		0.23
Net realized and unrealized gain	0.01	1.25		2.71
Increase from investment operations	0.04	1.35		2.94
Decrease from distributions:
Net investment income	—	(0.00	)(c)	(0.02)
Net realized gain on investments	(0.42)	(0.35)		—
Decrease from distributions	(0.42)	(0.35)		(0.02)
Net asset value, end of year	$15.54	$15.92		$14.92
Total return(d)	0.09%	9.26%		24.51%
Ratios to average net assets:
Net operating expenses	2.04%	2.06%		2.12%
Net investment income	0.18%	0.67%		1.75%
Supplemental data:
Portfolio turnover rate	50.8%	28.9%		54.8%
Net assets, end of year (000’s)	$1,631,750	$1,055,144		$340,393

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Amount represents less than $0.005 per share.
(d)	Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA Worldwide Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$16.05	$15.02	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.20	0.25	0.37
Net realized and unrealized gain	0.00	1.27	2.69
Increase from investment operations	0.20	1.52	3.06
Decrease from distributions:
Net investment income	(0.10)	(0.14)	(0.04)
Net realized gain on investments	(0.42)	(0.35)	—
Decrease from distributions	(0.52)	(0.49)	(0.04)
Net asset value, end of year	$15.73	$16.05	$15.02
Total return(c)	1.09%	10.40%	25.62%
Ratios to average net assets:
Net operating expenses	1.04%	1.06%	1.14%
Net investment income	1.18%	1.65%	2.78%
Supplemental data:
Portfolio turnover rate	50.8%	28.9%	54.8%
Net assets, end of year (000’s)	$4,830,219	$2,877,664	$1,267,395

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	Total return assumes reinvestment of all distributions.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class A

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$15.59	$14.59	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.20	0.17	0.27
Net realized and unrealized gain	0.20	1.25	2.36
Increase from investment operations	0.40	1.42	2.63
Decrease from distributions:
Net investment income	(0.02)	(0.16)	(0.04)
Net realized gain on investments	(0.41)	(0.26)	—
Decrease from distributions	(0.43)	(0.42)	(0.04)
Net asset value, end of year	$15.56	$15.59	$14.59
Total return(c)	2.56%	9.96%	21.96%
Ratios to average net assets:
Net operating expenses	1.30%	1.39%	1.40%(d)
Net investment income	1.19%	1.13%	2.14%(e)
Supplemental data:
Portfolio turnover rate	54.3%	28.1%	46.6%
Net assets, end of year (000’s)	$371,560	$240,245	$104,420

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions and does not reflect an initial sales charge.
(d)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.40%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.55% for the year ended September 30, 2009.
(e)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 1.99% for the year ended September 30, 2009.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class C

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$15.48	$14.51	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.07	0.06	0.17
Net realized and unrealized gain	0.21	1.23	2.36
Increase from investment operations	0.28	1.29	2.53
Decrease from distributions:
Net investment income	—	(0.06)	(0.02)
Net realized gain on investments	(0.41)	(0.26)	—
Decrease from distributions	(0.41)	(0.32)	(0.02)
Net asset value, end of year	$15.35	$15.48	$14.51
Total return(c)	1.76%	9.05%	21.10%
Ratios to average net assets:
Net operating expenses	2.06%	2.15%(d)	2.15%(d)
Net investment income	0.42%	0.41%(e)	1.38%(e)
Supplemental data:
Portfolio turnover rate	54.3%	28.1%	46.6%
Net assets, end of year (000’s)	$79,196	$55,824	$19,028

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions and does not reflect a contingent deferred sales charge.
(d)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 2.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 2.17% and 2.49% for the years ended September 30, 2010 and 2009, respectively.
(e)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 0.38% and 1.04% for the years ended September 30, 2010 and 2009, respectively.

See Notes to Financial Statements.

Financial Highlights	IVA Funds

IVA International Fund — Class I

For a share of each class of beneficial interest outstanding:

	Year Ended September 30, 2011	Year Ended September 30, 2010	Year Ended September 30, 2009
Net asset value, beginning of year	$15.62	$14.62	$12.00
Increase from investment operations:(a)
Net investment income(b)	0.24	0.21	0.31
Net realized and unrealized gain	0.21	1.24	2.35
Increase from investment operations	0.45	1.45	2.66
Decrease from distributions:
Net investment income	(0.06)	(0.19)	(0.04)
Net realized gain on investments	(0.41)	(0.26)	—
Decrease from distributions	(0.47)	(0.45)	(0.04)
Net asset value, end of year	$15.60	$15.62	$14.62
Total return(c)	2.86%	10.19%	22.28%
Ratios to average net assets:
Net operating expenses	1.05%	1.13%	1.15%(d)
Net investment income	1.45%	1.44%	2.41%(e)
Supplemental data:
Portfolio turnover rate	54.3%	28.1%	46.6%
Net assets, end of year (000’s)	$1,813,032	$1,067,427	$360,075

(a)	The amounts shown for a share outstanding may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of fund shares in relation to income earned and/or gains (losses) both realized and unrealized during the period.
(b)	Calculated using average daily shares outstanding.
(c)	The total returns include the effect of certain contractual fee waivers and/or expense reimbursements. Total return assumes reinvestment of all distributions.
(d)	Reflects certain contractual fee waivers and/or expense reimbursements (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of total operating expenses to 1.15%. The ratio of expenses to average net assets without the effect of fee waivers and/or reimbursements was 1.28% for the year ended September 30, 2009.
(e)	The ratio of net investment income to average net assets without the effect of certain contractual fee waivers and/or expense reimbursements was 2.28% for the year ended September 30, 2009.

See Notes to Financial Statements.

Notes to Financial Statements	IVA Funds

Note 1 – Organization and Significant Accounting Policies

IVA Fiduciary Trust (the “Trust”) consists of the IVA Worldwide Fund (the “Worldwide Fund”) and IVA International Fund (the “International Fund”) (each, a “Fund” and, together, the “Funds”). The Worldwide Fund and the International Fund are each an investment portfolio of the Trust, an open-end series management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and organized as a Massachusetts business trust. The Funds commenced investment operations on October 1, 2008. The Worldwide Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world, including U.S. markets. The International Fund seeks long-term growth of capital by investing in a range of securities and asset classes from markets around the world.

The following are significant accounting policies followed by the Funds in the preparation of their financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Use of Estimates. Preparation of these financial statements in conformity with U.S. GAAP requires the Funds’ management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. Actual results could differ from these estimates.

Valuation of the Funds. The net asset value per share (“NAV”) of a Fund’s shares of a particular class is calculated each day that the New York Stock Exchange (“NYSE”) is open.

Listed equity securities are generally valued at the last sale price on the exchange that is the primary market for such securities. Equity securities listed on the NASDAQ Stock Exchange (“NASDAQ”) are generally valued using the NASDAQ Official Closing Price. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long and short positions, respectively. Over-the-counter (“OTC”) equity securities not listed on NASDAQ, are generally valued at the mean of the last available bid and asked quotations on the market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers or pricing services. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively.

Exchange-traded options are generally valued at the mean of the bid and asked quotations on the exchange at closing. Exchange-traded options may also be valued at the NBBO (National Best Bid and Offer from participant exchanges) reported by the Options Price Reporting Authority. OTC options not traded on an exchange are valued at the mean of the bid and asked quotations. If there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short options, respectively.

Precious metals, including gold bullion, are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.).

Debt securities (except for short-term investments as described below) for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the OTC market in the U.S. or abroad, except that when no asked price is available, debt securities are valued at the last bid price alone. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Forward foreign currency contracts are valued at the current cost of offsetting such contracts.

Futures contracts are valued daily at the official settlement price determined by the exchange on which they are traded.

The value of any investment that is listed or traded on more than one exchange or market is based on the exchange or market determined by International Value Advisers, LLC (the “Adviser”) to be the primary trading venue for that investment. A quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for a particular investment may be relied upon in instances where a quotation is not available on the primary exchange or market.

The Board of Trustees of the Trust (the “Board”) has established a Pricing and Fair Valuation Committee (the “Committee”) comprised of officers of the Adviser to which it has delegated the responsibility for overseeing the implementation of the Funds’ valuation procedures and fair value determinations made on behalf of the Board. The Committee may determine that market quotations are not readily available due to events relating to a single issuer (e.g., corporate actions or announcements) or events relating to multiple issuers (e.g., governmental actions or natural disasters). The Committee may determine that there has been a significant decrease in the volume and level of activity for an asset or liability whereby transactions or quoted prices may not be

Notes to Financial Statements	IVA Funds

determinative of fair value. The Committee may determine the fair value of investments based on information provided by pricing services and other third parties, including broker-dealers and other market intermediaries, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. For securities that do not trade during NYSE hours, fair valuation determinations are based on analyses of market movements after the close of those securities’ primary markets, and include reviews of developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities or baskets of foreign securities. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Funds’ NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Funds.

Fair Value Measurement. The Funds adhere to Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 820-10-65 (“ASC 820-10-65”), Fair Value Measurements and Disclosures. ASC 820-10-65 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Funds’ assets and liabilities, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

• Level 1 –	quoted prices in active markets for identical investments

• Level 2 –	other significant observable inputs (including quoted prices for similar or identical investments, interest rates, prepayment speeds, credit risk, other observable market data, etc.)

• Level 3 –	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The following is a summary of the inputs used in valuing the Worldwide Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$320,397,547	$3,203,773,805	—	$3,524,171,352
United States	2,594,232,382	1,635,868	—	2,595,868,250
Convertible preferred stocks	50,800,457	—	—	50,800,457
Corporate notes & bonds(a)	—	637,152,898	—	637,152,898
Sovereign government bonds(a)	—	654,452,124	—	654,452,124
Commodities	368,860,341	—	—	368,860,341
Short-term investments(a)	1,289,379,793	—	—	1,289,379,793
Unrealized appreciation on open forward foreign currency contracts	—	4,208,809	—	4,208,809
Unrealized appreciation on open futures contracts	4,466,881	—	—	4,466,881
Total assets	$4,628,137,401	$4,501,223,504	—	$9,129,360,905
LIABILITIES
Unrealized depreciation on open futures contracts	$(3,166,746)	—	—	$(3,166,746)
Total liabilities	$(3,166,746)	—	—	$(3,166,746)

(a)	See Schedule of Investments for additional detailed categorization.

Notes to Financial Statements	IVA Funds

At September 30, 2011 the Worldwide Fund had significant transfers of $2,520,674,349 from Level 1 to Level 2 as a result of significant market movements between the time at which foreign markets closed and the Worldwide Fund valued its securities. For the year ended September 30, 2011, there were no Level 3 assets or liabilities held in the Worldwide Fund.

The following is a summary of the inputs used in valuing the International Fund’s assets and liabilities at fair value:

ASSETS	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks(a):
Foreign	$131,104,298	$1,370,593,921	—	$1,501,698,219
Corporate notes & bonds(a)	—	128,972,279	—	128,972,279
Sovereign government bonds(a)	—	211,127,745	—	211,127,745
Commodities	96,236,543	—	—	96,236,543
Short-term investments(a)	300,260,116	—	—	300,260,116
Unrealized appreciation on open forward foreign currency contracts	—	588,474	—	588,474
Unrealized appreciation on open futures contracts	1,215,890	—	—	1,215,890
Total assets	$528,816,847	$1,711,282,419	—	$2,240,099,266

(a)	See Schedule of Investments for additional detailed categorization.

At September 30, 2011 the International Fund had significant transfers of $1,035,251,234 from Level 1 to Level 2 as a result of significant market movements between the time at which foreign markets closed and the International Fund valued its securities. For the year ended September 30, 2011, there were no Level 3 assets or liabilities held in the International Fund.

Foreign Currency Translation. Portfolio securities and other assets and liabilities initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments, at the date of valuation, resulting from changes in exchange rates.

Portfolio Transactions and Investment Income. Portfolio transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses on investment transactions are determined by the specific identification method.

Class Allocation. Investment income, realized and unrealized gains and losses, and Fund expenses and expense reductions, if any, are allocated daily to the various classes of each Fund pro rata on the basis of relative net assets. Each class bears certain expenses unique to that class. Differences in class-level expenses may result in payment of different per share dividends by each share class.

Distributions to Shareholders. Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Accordingly, the nature of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

Federal and Other Taxes. It is each Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, each Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

Notes to Financial Statements	IVA Funds

The Funds adhere to the provisions of the FASB Accounting Standards Codification 740-10 (“ASC 740-10”), Accounting for Uncertainty in Income Taxes. This standard defines the threshold for recognizing tax positions in the financial statements as “more-likely-than-not” to be sustained by the applicable taxing authority and requires measurement of a tax position meeting the “more-likely-than-not” criterion, based on the largest benefit that is more than fifty percent realized. Management has analyzed each Fund’s tax positions taken on federal and state tax returns for all open tax years (current, 2010 and 2009) and determined that no provision for income tax would be required in the Funds’ financial statements. For the year ended September 30, 2011, the Funds did not incur any tax-related interest or penalties.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Forward Foreign Currency Contracts. Each Fund engages in buying and selling forward foreign currency contracts to seek to manage the exposure of investments denominated in non-U.S. currencies against fluctuations in relative value. A forward foreign currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, at a price set at the time of the contract.

Options Transactions. During the year ended September 30, 2011, the Worldwide Fund had written covered puts and/or covered calls on equity securities. Each Fund may write call options to seek to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater than the exercise price of the call written if the difference is maintained by a Fund in cash, treasury bills or other high grade short-term obligations in a segregated account with its custodian). A put option is covered if a Fund maintains cash, treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its custodian, or holds on a share-for-share basis a put on the same equity security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its custodian. At September 30, 2011, the Funds had no outstanding written puts or calls.

Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether the Fund has realized a gain or loss on the put or call. When a Fund enters into a closing transaction, the Fund will realize a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

Futures Contracts. Each Fund uses interest rate futures contracts for investment purposes. In certain instances, the use of futures contracts can act as a hedge against the effect of interest rate fluctuations on foreign and U.S. securities and/or foreign exchange rates. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its futures commission merchant a specified amount of liquid assets (“initial margin”). The initial margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract that is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Each Fund expects to earn taxable interest income on its initial margin deposits. At September 30, 2011, the Worldwide Fund and International Fund had $4,469,856 and $1,216,647 in initial margin deposits and $25,023,234 and $1,932,355 in additional cash with its futures commission merchant, respectively. These amounts are located in the Statements of Assets and Liabilities as foreign currency collateral and cash collateral on open futures contracts. The Worldwide Fund also holds securities for initial margin deposits at the futures commission merchant which can be located in the Schedule of Investments. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day, a Fund may pay or receive cash, as necessary, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between a Fund and the broker of the amount one would owe the other if the futures contract expired in computing the daily NAVs. Each Fund marks to market its open futures positions.

Foreign Investment Risk. Each Fund invests in foreign investments. Foreign investments can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection

Notes to Financial Statements	IVA Funds

and disclosure standards of some foreign markets. Since foreign exchanges may be open on days when a Fund does not price its shares, the value of the investments in such Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Indemnification. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of the performance of their duties to the Funds. The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Distribution Agreement

International Value Advisers, LLC is the investment adviser of the Funds. The Adviser’s primary business is to provide investment management services to a variety of investment vehicles, including the Funds. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Funds.

In return for providing investment advisory services to the Funds, each Fund pays the Adviser an investment advisory fee, calculated daily and paid monthly, at an annual rate of 0.90% of each Fund’s average daily net assets.

The Adviser has contractually agreed to waive fees and/or reimburse expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses) to limit the amount of each Fund’s total annual operating expenses to 1.40%, 2.15% and 1.15% of each Fund’s average daily net assets for Class A, Class C and Class I shares, respectively. This agreement is currently in effect through January 31, 2012, when it will be re-evaluated.

The Adviser will be permitted to recapture, on a class by class basis, expenses it has borne through the undertakings described above to the extent that the Funds’ expenses in later periods fall below the annual rates set forth in the relevant undertaking. The Board must approve any recoupment payment made to the Adviser. The Funds will not be obligated to pay any such deferred fees and expenses more than one year after the end of the fiscal year in which the fee and expense was deferred. For the year ended September 30, 2011, the Adviser recaptured $8,506 from the International Fund.

The Funds have adopted Distribution and Services Plans (“12b-1 Plans”), pursuant to Rule 12b-1 under the 1940 Act. Under those 12b-1 Plans, the Funds pay a distribution fee with respect to Class A and C shares calculated at the annual rate of 0.25% and 0.75%, respectively, of the average daily net assets of each respective class. The Funds also pay a service fee with respect to Class C shares calculated at the annual rate of 0.25% of the average daily net assets. Class I shares do not participate in 12b-1 Plans. Fees paid under the 12b-1 Plans for the year ended September 30, 2011 are disclosed in the Statements of Operations.

IVA Funds Distributors, LLC, a direct subsidiary of Foreside Distributors, LLC, serves as the Funds’ sole and exclusive distributor.

There is a maximum initial sales charge of 5.00% for Class A shares. Class A shares may be subject to a contingent deferred sales charge (“CDSC”) of 0.75% if $1,000,000 or more of Class A shares were initially purchased, a “finder’s fee” was paid to the dealer of record, and the Class A shares were subsequently redeemed within 18 months.

Class C shares may be subject to a CDSC of 1.00% if shares are redeemed within the first 12 months after purchase.

Note 3 – Investments

For the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Worldwide Fund	International Fund
Purchases	$6,557,954,218	$1,753,889,169
Sales	$3,845,313,682	$945,990,398

Notes to Financial Statements	IVA Funds

The cost basis of investments for federal income tax purposes is substantially similar to the cost basis under U.S. GAAP. The following information is presented on a federal tax basis as of September 30, 2011.

	Worldwide Fund	International Fund
Cost basis of investments	$9,356,897,235	$2,258,731,335
Gross unrealized appreciation	$490,910,772	$128,941,355
Gross unrealized depreciation	(727,122,792)	(149,377,788)
Net unrealized appreciation	$(236,212,020)	$(20,436,433)

For the year ended September 30, 2011, written options transactions for the Worldwide Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding September 30, 2010	(19,552)	$(2,434,746)
Options written	(11,129)	(926,383)
Options exercised	24,094	2,286,510
Options expired	6,587	1,074,619
Written options, outstanding September 30, 2011	—	—

Note 4 – Derivative Instruments and Hedging Activities

The Funds enter into transactions involving derivative financial instruments in connection with their investing activities. During the year ended September 30, 2011, these instruments included futures, written call and put options and forward foreign currency contracts. These instruments are subject to various risks similar to non-derivative instruments including market, credit and liquidity risks.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in investments. Specifically, derivative instruments expose a Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction. If the counterparty defaults, a Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, a Fund will succeed in enforcing them. During the year ended September 30, 2011, the Funds had exposure to OTC derivatives in the form of forward foreign currency contracts.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract, movements in foreign investment security values and changes in interest rates. Credit risks may also arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts.

Options transactions involve elements of market risk. Price fluctuation on underlying equity securities may cause the written put or call options to be assigned on unfavorable terms to the Funds. Written put options involve elements of liquidity risk if a Fund is unable to enter into a closing transaction due to there being a lack of market makers for a particular equity security. Counterparty risk associated with pledged collateral to the executing counterparty is limited to the extent that the pledged collateral is held at the Funds’ custodian. Pledged cash collateral is subject to counterparty risk at the Funds’ custodian.

Futures transactions involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. A sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the futures contracts and in the securities positions covering those contracts. In addition, there are significant differences between securities markets and futures markets that could result in an imperfect correlation between the markets. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures, including technical influences in futures trading, and differences between the financial instruments held by a Fund and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities and creditworthiness of issuers.

The Funds adhere to FASB Accounting Standards Codification 815-10-50 (“ASC 815-10-50”), Derivative Instruments and Hedging Activities. ASC 815-10-50 requires enhanced disclosure about a Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a Fund’s financial positions, performance and cash flow.

Notes to Financial Statements	IVA Funds

The following summary for each Fund is grouped by risk-type and provides information about the fair value and location of derivatives within the Statements of Assets and Liabilities at September 30, 2011.

Worldwide Fund

		Asset Derivatives	Liability Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value	Fair Value
Foreign exchange contracts	Unrealized appreciation on open forward foreign currency contracts	$4,208,809	$—
Interest rate contracts	Variation margin on open futures contracts	4,466,881	(3,166,746)
Total		$8,675,690	$(3,166,746)

International Fund

		Asset Derivatives
Risk-Type Category	Statements of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation on open forward foreign currency contracts	$588,474
Interest rate contracts	Variation margin on open futures contracts	1,215,890
Total		$1,804,364

The following is a summary for each Fund grouped by risk-type that provides information about the effect of derivatives and hedging activities on the Funds’ Statements of Operations for the year ended September 30, 2011.

Worldwide Fund

Risk-Type Category	Derivative Instrument	Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)
Equity contracts	Written option contracts	$1,074,619	$(296,442)
Foreign exchange contracts	Forward foreign currency contracts	(67,444,166)	32,517,143
Interest rate contracts	Futures contracts	(106,469,165)	6,187,678
Total		$(172,838,712)	$38,408,379

International Fund

Risk-Type Category	Derivative Instrument	Realized Loss	Change in Unrealized Appreciation/ (Depreciation)
Foreign exchange contracts	Forward foreign currency contracts	$(30,136,328)	$8,348,922
Interest rate contracts	Futures contracts	(7,576,022)	2,421,907
Total		$(37,712,350)	$10,770,829

During the year ended September 30, 2011, the Worldwide Fund had average notional values of $1,501,803,995, $4,577,419 and $1,295,801,656 on open futures contracts to sell, written options and open forward foreign currency contracts to sell, respectively.

During the year ended September 30, 2011, the International Fund had average notional values of $233,208,696 and $439,657,468 on open futures contracts to sell and open forward foreign currency contracts to sell, respectively.

Notes to Financial Statements	IVA Funds

Note 5 – Shares of Beneficial Interest

At September 30, 2011 the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class of each Fund were as follows:

IVA Worldwide Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	77,064,980	$1,305,447,075	77,795,520	$1,174,278,323
Shares reinvested	3,193,627	52,918,403	1,507,532	22,236,101
Shares repurchased	(27,954,413)	(470,342,110)	(9,130,177)	(137,632,053)
Net Increase	52,304,194	$888,023,368	70,172,875	$1,058,882,371
Class C
Shares sold	47,513,071	$798,982,437	45,884,824	$688,917,256
Shares reinvested	1,080,716	17,831,811	455,739	6,717,583
Shares repurchased	(9,895,422)	(165,777,839)	(2,889,049)	(43,552,962)
Net Increase	38,698,365	$651,036,409	43,451,514	$652,081,877
Class I
Shares sold	162,536,444	$2,756,422,981	110,932,221	$1,672,159,208
Shares reinvested	4,334,310	71,819,512	2,512,755	37,038,015
Shares repurchased	(39,177,738)	(660,210,158)	(18,529,994)	(281,487,898)
Net Increase	127,693,016	$2,168,032,335	94,914,982	$1,427,709,325

IVA International Fund

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	12,031,409	$195,512,821	11,307,887	$165,856,850
Shares reinvested	447,147	7,091,792	249,054	3,581,392
Shares repurchased	(4,011,657)	(66,294,705)	(3,303,420)	(48,246,554)
Net Increase	8,466,899	$136,309,908	8,253,521	$121,191,688
Class C
Shares sold	1,932,225	$31,162,113	2,504,713	$36,434,960
Shares reinvested	72,938	1,148,042	30,009	430,928
Shares repurchased	(452,967)	(7,372,331)	(239,931)	(3,491,252)
Net Increase	1,552,196	$24,937,824	2,294,791	$33,374,636
Class I
Shares sold	57,781,854	$943,304,973	47,025,199	$685,155,652
Shares reinvested	1,800,200	28,551,171	683,742	9,832,210
Shares repurchased	(11,669,292)	(191,544,129)	(4,011,301)	(58,366,567)
Net Increase	47,912,762	$780,312,015	43,697,640	$636,621,295

Notes to Financial Statements	IVA Funds

Redemption Fees. The Funds impose a redemption fee of 2% of the total redemption amount on the Funds’ shares redeemed within 30 days of buying them or acquiring them by exchange. The purpose of the redemption fees is to deter excessive, short-term trading and other abusive trading practices, and to help offset the costs associated with the sale of portfolio securities to satisfy redemption and exchange requests made by “market timers” and other short-term shareholders, thereby insulating longer-term shareholders from such costs.

Note 6 – Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2011 were as follows:

	Worldwide Fund	International Fund
Distributions Paid From:
Ordinary income	$126,265,844	$27,844,882
Long-Term gains	$78,719,966	$18,349,617

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

	Worldwide Fund	International Fund
Undistributed net investment income	$204,128,599	$66,159,466
Undistributed realized gains	326,725,567	77,731,101
Other book/tax temporary differences (a)	(188,376)	(136,839)
Unrealized depreciation(b)	(232,377,701)	(19,450,153)
Total accumulated earnings/(losses)	$298,288,089	$124,303,575

(a)	Other book/tax temporary differences are attributable primarily to the tax treatment of offering costs.
(b)	The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to the treatment of passive foreign investment companies, the tax deferral of losses on wash sales, forward foreign currency contracts and futures contracts.

Reclassification. U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the fiscal year ended September 30, 2011, the following reclassifications have been made:

	Worldwide Fund	International Fund
Undistributed net investment loss	$(63,902,521)	$(4,230,591)
Accumulated net realized gain	$39,860,826	$715,802
Paid-in-capital	$24,041,695	$3,514,789

Report of Independent Registered Public Accounting Firm	IVA Funds

The Board of Trustees and Shareholders of
IVA Fiduciary Trust:

We have audited the accompanying statements of assets and liabilities of IVA Worldwide Fund and IVA International Fund (the “Funds”) (the Funds comprising IVA Fiduciary Trust), including the schedules of investments, as of September 30, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IVA Worldwide Fund and IVA International Fund of IVA Fiduciary Trust at September 30, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 17, 2011

Trustees and Officers (unaudited)	IVA Funds

The business and affairs of each Fund are managed under the direction of its Board of Trustees (the “Board”). The Board approves all significant agreements between a Fund and the persons or companies that furnish services to a Fund, including agreements with its investment adviser, distributor, administrator, custodian and transfer agent. The day-to-day operations of the Funds are delegated to the Funds’ investment adviser and administrator. The name, address, age and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund complex overseen by and the other directorships held by each Trustee. Each Trustee’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.

Independent Trustees(a)

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(b) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships / Trusteeships Held by Trustee

Adele R. Wailand (1949)	Trustee and Chair of the Board	since 2008	Corporate Secretary, Case, Pomeroy & Company, Inc. (real estate and investments); Vice President & General Counsel, Case, Pomeroy & Company, Inc. (prior to 2011)	2	None.

Manu Bammi (1962)	Trustee	since 2008	Founder and Chief Executive Officer, SmartAnalyst, Inc. (provider of research and analytics and decision support to businesses).	2	None.

Ronald S. Gutstein (1971)	Trustee	since 2008	Institutional Trader and Market Maker, Access Securities (an institutional broker-dealer)	2	None.

(a)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(b)	Each Trustee serves until resignation or removal from the Board.

Trustees and Officers (unaudited)	IVA Funds

Interested Trustee

Name (Birth Year)	Position(s) Held with the Trust	Term of Office(a) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Trustee

Michael W. Malafronte(b) (1974)	President and Trustee	since 2008	Managing Partner, the Adviser (since 2010); CEO and Research Analyst, the Adviser (2007-2010); Senior Research Analyst, Arnhold and S. Bleichroeder Advisers, LLC (“ASB”) (asset management advisory services) (2005-2007).	2

(a)	Each Trustee serves until resignation or removal from the Board.
(b)	Mr. Malafronte is considered an interested trustee due to his position as Managing Partner of the Adviser.

Officers of the Trust

Name (Birth Year) and Address(a)	Position(s) Held with the Trust	Term of Office and Length of Time Served(b)	Principal Occupation(s) During Past 5 Years

Shanda Scibilia (1971)	Chief Compliance Officer and Secretary	since 2008	Chief Operating Officer and Chief Compliance Officer, the Adviser (since 2008); acting Chief Operating Officer and head of compliance, Oppenheimer & Close (from 1998 to 2008).

Stefanie J. Hempstead (1973)	Treasurer	since 2008
Chief Financial Officer, the Adviser (since 2008); Senior Vice President, ASB (prior to 2008); Vice President, ASB Securities LLC (prior to 2008); Vice President and Treasurer, First Eagle Funds and First Eagle Variable Funds (prior to 2008).

Christopher Hine (1978)	Assistant Treasurer	since 2010	Director of Accounting, the Adviser (since 2009); Manager, Citco Fund Services (2008); Assistant Vice President, ASB (from 2006 to 2007).

(a)	Each officer’s mailing address is c/o International Value Advisers, LLC, 717 Fifth Avenue, New York, NY 10022.
(b)	The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust, although various positions may have been held during the period.

Additional Information (unaudited)	IVA Funds

Board Approval of Investment Advisory Agreement. At telephonic and in-person meetings held on May 12, 2011 and May 16, 2011, respectively, the Board of Trustees of the Trust (the “Board”), including all of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”) discussed the Investment Advisory Agreement (the “Advisory Agreement”) related to the Funds.

To assist the Board in its evaluation of the Advisory Agreement, the Independent Trustees received comprehensive written materials and other information, in adequate time in advance of the meeting, which outlined, among other things, (i) information confirming the financial condition of International Value Advisers, LLC (the “Adviser”) and the Adviser’s profitability derived from its relationship with each Fund, (ii) information as to the advisory fees paid by each Fund and other funds and accounts to the Adviser, (iii) information as to the advisory fees paid by comparable funds to other advisers, (iv) a description of the personnel and services provided by the Adviser, (v) information on compliance matters; (vi) comparative information on investment performance of the Funds and (vii) information regarding brokerage and portfolio transactions of the Funds. The Independent Trustees reviewed the materials provided by the Adviser, which included, among other things, information prepared by Lipper Inc. (“Lipper”) containing detailed contractual management fee, expense ratio and performance comparisons for each Fund with other mutual funds in their “peer group” and “universe” as determined by the Lipper methodology, as well as for each Fund with other mutual funds in a peer group selected by the Adviser. The Independent Trustees also reviewed a memorandum prepared by Sidley Austin LLP, Independent Trustee counsel, outlining the legal duties of the Independent Trustees in evaluating investment advisory arrangements.

In addition, it was noted, the Independent Trustees took into account information furnished throughout the year at regular Board meetings, including reports on investment performance, shareholder services, distribution fees and expenses, regulatory compliance and other services provided to each Fund. The Independent Trustees also considered other matters they deemed important to the approval process, such as allocation of Fund brokerage commissions, and other direct and indirect benefits to the Adviser from its relationship with the Funds. The Independent Trustees noted that the Independent Trustees met throughout the year with the portfolio managers of the Funds. The Independent Trustees, in their deliberations, recognized that for many of the Funds’ shareholders, the decision to purchase Fund shares included a decision to select the Adviser as the investment adviser for their investments and that there was a strong association in the minds of Fund shareholders between the Adviser and each Fund.

In considering factors relating to the approval of the continuance of the Advisory Agreement, the Independent Trustees noted that Sidley Austin LLP had provided the Independent Trustees with assistance and advice. The Independent Trustees stated that with respect to the Advisory Agreement, although it related to both Funds, the Independent Trustees had considered each Fund separately. Among other factors, the Independent Trustees noted that they considered the following:

The nature, extent and quality of services provided by the Adviser: The Independent Trustees reviewed the services that the Adviser provides to each Fund, including, but not limited to, making the day-to-day investment decisions for each Fund, and generally managing each Fund’s investments in accordance with the stated policies of the Fund. The Independent Trustees noted that throughout the year they discussed with officers and portfolio managers of the Funds the types of transactions that were being done on behalf of each Fund. Additionally, the Independent Trustees took into account the services provided by the Adviser to its other accounts that have investment mandates similar to the Funds. In particular, they noted the greater level of portfolio management, compliance and administrative oversight services required for the Funds, mutual funds registered under the 1940 Act, as compared to the Adviser’s institutional accounts. The Independent Trustees also considered the education, background and experience of the Adviser’s personnel, noting in particular that the favorable history and reputation of the portfolio managers for the Funds have had, and are likely to continue to have, a favorable impact on the Funds. In this regard, the significant growth of the Funds during the period since inception was noted. The Independent Trustees additionally noted the Adviser’s ability to attract quality and experienced personnel and its continued investment in the growth of its business. The Independent Trustees also considered the administrative services provided by the Adviser, including compliance and accounting services, and oversight of third party service providers. After considering the above factors, the Independent Trustees concluded that the nature, quality and extent of services provided by the Adviser are adequate and appropriate and would continue to be suitable for each Fund.

Investment performance of each Fund and the Adviser: The Independent Trustees considered the investment performance of each Fund compared to the Lipper peer funds, the Lipper universe funds, the peer funds selected by the Adviser and the relevant benchmark index. The Independent Trustees noted that the Funds have been in operation since October 1, 2008, and that this was a relatively short period of time to evaluate performance. The Independent Trustees also noted the extreme volatility in the markets during the period since the Funds commenced operations. It was noted that the Lipper material presented performance information since inception and for the year ended December 31, 2010. It was noted that, since inception and for the one year ended December 31, 2010, both the IVA Worldwide Fund and the IVA International Fund performed in the first quintile of the Lipper peer group and Lipper universe funds, and above the average and the median for the peer funds selected by the Adviser. Since inception through March 31, 2011, the Independent Trustees also noted that the performance of the IVA Worldwide Fund

Additional Information (unaudited)	IVA Funds

and the IVA International Fund exceeded the performance of each Fund’s benchmark index (the MSCI All Country World Index (Net) in the case of the IVA Worldwide Fund and the MSCI All Country World ex-U.S. Index (Net) in the case of the IVA International Fund). The Independent Trustees also noted each Fund’s favorable risk-adjusted performance since inception as indicated in the materials provided by the Adviser. The Independent Trustees considered the performance of the Funds in light of their investment approach, asset allocation and the overall financial market conditions. They also noted that the Adviser’s interests were well-aligned with the Funds’ shareholders as a result of the significant investment in the Funds by the Adviser’s partners. The Independent Trustees determined that each Fund’s performance, in light of all the considerations noted above, was satisfactory. The Trustees determined that the Adviser continued to be an appropriate investment adviser for each Fund and concluded that each Fund’s performance supported the renewal of the Advisory Agreement.

Cost of the services provided and profits realized by the Adviser from its relationship with each Fund: The Independent Trustees considered the investment advisory fee payable by each Fund as well as total expense ratios. The Independent Trustees considered each Fund’s contractual management fee at common asset levels compared to the comparable Lipper funds. It was noted that each Fund’s contractual advisory fee was above the median for the Lipper peer funds. The Independent Trustees noted that the contractual management fee for the IVA Worldwide Fund was slightly higher than the average and median of the Adviser peer funds and that the contractual fee rate for the IVA International Fund was slightly higher than the average and equal to the median of the Adviser peer funds. The Independent Trustees also noted that the IVA Worldwide Fund’s actual total expense ratio was slightly lower than the median of the Lipper peer and universe funds, and that the IVA International Fund’s actual total expense ratio was lower than the median of the Lipper peer and universe funds. They also noted that the total expense ratio for the Class A shares of both Funds was slightly higher than the average and median total expense ratio of the Adviser peer funds, while the total expense ratio for the Class I shares of both Funds was lower than the average and median total expense ratio of the Adviser peer funds. The Independent Trustees noted that the total expense ratios for each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. The Independent Trustees concluded that each Fund’s current expense structure is satisfactory.

The Independent Trustees also reviewed information regarding the profitability to the Adviser of its relationship with each Fund. The Independent Trustees considered the level of the Adviser’s profits and whether the profits were reasonable. The Independent Trustees took into consideration other benefits to be derived by the Adviser in connection with the Advisory Agreement. Since the Adviser has no affiliates with business relationships with the Funds, the Independent Trustees noted that the Adviser receives no additional revenues from providing other services to the Funds. Moreover, the Independent Trustees noted that the Adviser’s interests are well-aligned with the Funds’ shareholders in the efficient management of the services and costs of the third-party service providers to the Funds. The Independent Trustees took into consideration the research the Adviser receives from brokers which benefits the Funds and other Adviser clients and which might offset expenses the Adviser would otherwise incur. The Independent Trustees also noted the Adviser’s willingness to close both Funds and its other investment products to most new investors in order to best execute its investment strategy on behalf of the existing Fund shareholders and investors, although this would be expected to limit the Adviser’s revenue and profitability. They further noted the continuing investment by the Adviser in both its infrastructure and staff. The Independent Trustees also considered the entrepreneurial risk and financial exposure assumed by the Adviser in developing and managing the Funds. They noted that the development and management of the Funds requires a high degree of knowledge, sophistication and judgment and potentially subjected the Adviser to substantial financial exposure. The Independent Trustees concluded that the profits realized by the Adviser from its relationship with each Fund were reasonable and consistent with fiduciary duties.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale: The Independent Trustees noted that they considered whether there have been economies of scale in respect to the management of each Fund, whether each Fund appropriately benefitted from any economies of scale and whether there is potential for realization of any further economies of scale. The Independent Trustees noted that the Adviser had contractually agreed to waive fees and/or reimburse expenses in order to maintain operating expense ratios at competitive levels and acknowledged the Adviser’s intention, even though both Funds are currently operating at expense ratios below the expense limitation levels, to continue this expense limitation practice. The Independent Trustees noted that the total expense ratio of each Fund had declined since the Funds commenced operations due to the growth in the assets of the Funds. The Independent Trustees concluded that the current fee structure for each Fund was reasonable, that shareholders sufficiently participated in economies of scale at the present time at current asset levels and that no changes were currently necessary.

Comparison of services rendered and fees paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: The Independent Trustees noted that they compared the services rendered and the fees paid under the Advisory Agreement with those under other investment management contracts of other investment advisers managing funds deemed comparable. The Independent Trustees stated that they also considered the services rendered and fees paid under the Advisory Agreement as compared to the Adviser’s other management contracts with institutional and other accounts with similar investment mandates. As noted above, the Independent Trustees acknowledged the greater level of portfolio management, compliance and administrative oversight services required for the Funds, as well as the higher level of

Additional Information (unaudited)	IVA Funds

financial exposure assumed, as compared to the Adviser’s institutional accounts. The Trustees considered the lower fees that the Adviser’s institutional account clients were charged, and noted the substantial increase in regulatory requirements, board support services, attention to SEC filings, registered investment company compliance services and shareholder and adviser client services provided to the Funds that the Adviser would not be required to provide to the institutional accounts. In light of these substantive differences in services, the Trustees found that the institutional account fees, while similar to those of the Funds in amount, did not relate to similar services provided by the Adviser to the Funds, and that the Funds required significantly more resources than the institutional accounts. Therefore, the Trustees found that the institutional accounts were not comparable to the Funds.

Accordingly, in light of each of the findings and taken as a whole, the Independent Trustees determined that, on a comparative basis, the fee under the Advisory Agreement for each Fund was reasonable in relation to the services provided and could have been the product of an arm’s length bargain. No single factor was cited as determinative to the decision of the Independent Trustees. Rather, after weighing all of the consideration and conclusions discussed above, the Board, including the Independent Trustees, unanimously recommended approval of the continuation of the Advisory Agreement for each Fund.

Proxy Voting. Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 866-941-4482, and (2) on the Securities and Exchange Commission (“SEC”) website at www.sec.gov by accessing the Funds’ Form N-PX and Statement of Additional Information in the Funds’ registration statement on Form N-1A.

Schedules of Portfolio Holdings. The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. To obtain the Funds’ Form N-Q, shareholders can call 866-941-4482.

Trustees and Officers of the Funds. Additional information about Trustees and officers of the Funds is included in the Statement of Additional Information which is available, without charge, upon request, by calling 866-941-4482.

Fund Expenses (unaudited)	IVA Funds

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including initial sales charges and/or redemption fees; and (2) ongoing costs, including investment advisory fees, distribution and/or service (12b-1) fees and other operating fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011(a)

	Actual Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	–9.09%	$1,000.00	$909.10	1.28%	$6.13
Class C	–9.44%	1,000.00	905.60	2.03%	9.70
Class I	–8.97%	1,000.00	910.30	1.03%	4.93
International Fund
Class A	–6.60%	$1,000.00	$934.00	1.29%	$6.25
Class C	–6.97%	1,000.00	930.30	2.04%	9.87
Class I	–6.47%	1,000.00	935.30	1.04%	5.05

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as initial sales charges (loads) or redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2011

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(b)
Worldwide Fund
Class A	5.00%	$1,000.00	$1,018.65	1.28%	$6.48
Class C	5.00%	1,000.00	1,014.89	2.03%	10.25
Class I	5.00%	1,000.00	1,019.90	1.03%	5.22
International Fund
Class A	5.00%	$1,000.00	$1,018.60	1.29%	$6.53
Class C	5.00%	1,000.00	1,014.84	2.04%	10.30
Class I	5.00%	1,000.00	1,019.85	1.04%	5.27

(a)	Assumes reinvestment of all dividends and capital gain distributions, if any.
(b)	Expenses are equal to the Funds’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days in the most recent fiscal half-year, then divided by 365.

Important Tax Information (unaudited)	IVA Funds

For the fiscal year ended September 30, 2011, the Funds will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates. These lower rates range from 5% to 15% depending on an individual’s tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

The Funds may elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on September 30, 2011 are as follows:

	Foreign Source Income	Foreign Tax Expense
Worldwide Fund	$0.19	$0.02
International Fund	$0.32	$0.03

If elected, the pass-through of the foreign tax credit will affect only those persons who are shareholders on the dividend record date in December 2011. These shareholders will receive more detailed information along with their 2011 Form 1099-DIV.

IVA Funds

www.ivafunds.com

Investment Adviser

International Value Advisers, LLC
717 Fifth Avenue
New York, NY 10022

Distributor

IVA Funds Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian

State Street Bank and Trust Company
200 Newport Avenue
North Quincy, MA 02171

Transfer Agent

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

Counsel

K&L Gates LLP
State Street Financial Center
One Lincoln Street
Boston, MA 02111-2950

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116-5072

This report is submitted for the general information of the Funds’ shareholders. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by the Funds’ current prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its management, and other information.

The commentary within An Owner’s Manual, the Letter from the President, the Letter from the Portfolio Managers, and the Management’s Discussion of Fund Performance reflects their current views and opinions as of the date of this report. Any such views are subject to change at any time based upon market or other conditions and IVA Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions are based on numerous factors, may not be relied on as an indication of trading intent. References to specific securities should not be construed as recommendations or investment advice.

Item 2.  Code of Ethics.

(a)  As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics, as defined in Item 2(b) of Form N-CSR, that applies to the registrant’s principal executive officer and principal financial officer.

(c)  The registrant has not amended its code of ethics during the period covered by this Form N-CSR.

(d)  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this Form N-CSR.

(e)

Not applicable.

(f)  A copy of the registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.  Audit Committee Financial Expert.

(a)(1)  The registrant’s Board of Trustees (the “Board”) has determined that the registrant has a member serving on the registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)  The audit committee financial expert is Manu Bammi and he has been deemed to be “independent” as that term is defined in Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

The firm of Ernst &Young LLP (“E&Y”) serves as the independent registered public accounting firm for the registrant.

(a)  Audit Fees.

For the fiscal years ended September 30, 2010 and September 30, 2011, the aggregate fees billed for professional services rendered by E&Y for the audit of the registrant’s annual financial statements and/or for services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $48,100 and $53,400, respectively.

(b)  Audit-Related Fees.

For the fiscal years ended September 30, 2010 and September 30, 2011, the aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit or review of the registrant’s financial statements and that are not reported under Audit Fees above were $0 and $0, respectively.

For the twelve month periods ended September 30, 2010 and September 30, 2011, the aggregate Audit-Related Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for audit-related services rendered to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (the

“Affiliated Service Providers”) that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(c)  Tax Fees.

For the fiscal years ended September 30, 2010 and September 30, 2011, the aggregate fees billed for tax compliance, tax advice and tax planning by E&Y were $13,600 and $20,393, respectively.  Services for which fees in the Tax Fees category are billed include E&Y’s review of the registrant’s U.S. federal income tax returns and the required state corporate income tax returns, as well as E&Y’s review of excise tax distribution calculations.

For the twelve month periods ended September 30, 2010 and September 30, 2011, the aggregate Tax Fees billed by E&Y that were required to be approved by the registrant’s Audit Committee for tax compliance, tax advice and tax planning services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(d)  All Other Fees.

For the fiscal years ended September 30, 2010 and September 30, 2011, the aggregate fees billed by E&Y to the registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0, respectively.

For the twelve month periods ended September 30, 2010 and September 30, 2011, the aggregate fees in this category billed by E&Y that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Affiliated Service Providers that relate directly to the operations and financial reporting of the registrant were $0 and $0, respectively.

(e)(1)  Audit Committee’s Pre-Approval Policies and Procedures.

The registrant’s Audit Committee has the sole authority to pre-approve all audit and non-audit services to be provided by E&Y to the registrant, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)B of the Securities Exchange Act of 1934, as amended (“Exchange Act”).  Pre-approval of audit and non-audit services is not required if the engagement to render the services is entered into pursuant to pre-approval policies and procedures established by the Audit Committee (the “Pre-Approval Procedures”). The registrant’s Audit Committee adopted Pre-Approval Procedures on November 9, 2009, which generally permit:

Audit-Related Services consisting of:  (i) consultations regarding accounting, operational or regulatory implications, or regulatory/compliance matters of proposed or actual transactions affecting the operations or financial reporting and (ii) other auditing procedures and issuance of special purpose reports;

Tax Services consisting of:  (i) recurring tax services and (ii) consultations regarding tax consequences of proposed or actual transactions; and

Other Non-Audit Services including: (i) business support, (ii) other control and regulatory compliance projects and (iii) training.

All such services are subject to a per calendar quarterly limitation.

(e)(2)  Percentage of Services.

None of the services described in each of paragraphs (b) through (d) of this Item were approved by the registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable.

(g)  For the fiscal years ended September 30, 2010 and September 30, 2011, the aggregate non-audit fees billed by E&Y for services rendered to the registrant were $13,600 and $20,393, respectively.

For the twelve month periods ended September 30, 2010 and September 30, 2011, the aggregate non-audit fees billed by E&Y for services rendered to the Affiliated Service Providers were $0 and $0, respectively.

(h)  Not applicable.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Schedule of Investments.

(a) The audited schedules of investments are included in the report to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees. The Nominating and Governance

Committee may, in its sole discretion, consider nominees recommended by each Fund’s shareholders.

Item 11.  Controls and Procedures.

(a)  Within 90 days of the filing date of this Form N-CSR, Michael W. Malafronte, the registrant’s President and Chief Executive Officer, and Stefanie J. Hempstead, the registrant’s Treasurer and Chief Financial Officer, reviewed the registrant’s Disclosure Controls and Procedures and Internal Control over Financial Reporting (the “Procedures”) (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) and evaluated their effectiveness.  Based on their review, Mr. Malafronte and Ms. Hempstead determined that the Procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is accumulated and communicated to the registrant’s management to allow timely decisions regarding required disclosure.

(b)  There were no changes in the registrant’s Procedures (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s Procedures.

Item 12.  Exhibits.

(a)(1)  Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)  The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)  Not applicable.

(b)  The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

The certifications provided pursuant to Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section.  Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVA FIDUCIARY TRUST

By:

/s/ Michael W. Malafronte

Michael W. Malafronte

President and Chief Executive Officer

Date:

November 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Michael W. Malafronte

Michael W. Malafronte

President and Chief Executive Officer

Date:

November 29, 2011

By:

/s/ Stefanie J. Hempstead

Stefanie J. Hempstead

Treasurer and Chief Financial Officer

Date:

November 29, 2011